As filed with the Securities and Exchange Commission on November 4, 2008
SECURITIES ACT FILE NO. 333-
INVESTMENT COMPANY ACT FILE NO. 811-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Pre-Effective Amendment No.
Post-Effective Amendment No.

DEGREEN EMERGING MARKET MANAGERS FUND
(Exact Name of Registrant as Specified in its Charter)

8401 Chagrin Road, Suite 17
Chagrin Falls, Ohio 44023
(Address of Principal Executive Offices)

(888) 708-9110
(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Co.
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

With copies to:

John F. Ballard, Esq.
Joel A. Holt, Esq.
Brennan, Manna & Diamond, LLC
75 East Market Street
Akron, Ohio 44308

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
(Approximate Date of Proposed Public Offering)

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☑

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Amount of
Title of Securities	Proposed Maximum	Registration
being Registered	Aggregate Offering Amount	Fee
Shares of Beneficial Interest	$50,000,000	$1,965.00

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE THE SALE IS PERMITTED.

CROSS REFERENCE SHEET

PART A — INFORMATION REQUIRED IN A PROSPECTUS

Item No.	Caption	Location

1.	Outside Front Cover Page	Outside Front Cover Page
2.	Cover Pages and Other Offering Information	Outside Back Cover Page
3.	Fee Table and Synopsis	Shareholder Transaction Fees
4.	Financial Highlights	Financial Highlights
5.	Plan of Distribution	Plan of Distribution
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Prospectus Synopsis Investment Objective — Capital Appreciation Shareholder Information General Information
9.	Management	Management of the Fund
10.	Capital Stock, Long-Term Debt, and Other Securities	Shareholder Information Redemptions, Repurchases, and Transfers of Shares
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of the SAI

PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
14.	Cover Page of SAI	Outside Cover Page of SAI
15.	Table of Contents	Table of Contents
16.	General Information and History	General Information and History
17.	Investment Objective and Policies	Additional Investment Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Not Applicable
20.	Investment Advisory and Other Services	Investment Advisory Services; Administrative Services Independent Registered Public Accounting Firm and Legal Counsel
21.	Portfolio Managers	Investment Advisory Services; Administrative Services
22.	Brokerage Allocation and Other Practices	Brokerage
23.	Tax Status	Tax Aspects
24.	Financial Statements	Not Applicable

PART C — OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

This prospectus is not an offer to sell Fund shares and it is not soliciting an offer to buy Fund shares in any state where offers or sales are not permitted.

The information contained in this prospectus and Statement of Additional Information is subject to completion and may be amended. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. Pursuant to the Securities Act of 1933, the Fund may not sell shares until the registration statement becomes effective.

PROSPECTUS

DeGreen Emerging Market Managers Fund
A Delaware Statutory Trust

Shares of Beneficial Interest
($1 per Share)

Prospectus dated November 4, 2008

Investment Objective.  DeGreen Emerging Market Managers Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s investment objective is to achieve capital appreciation through investing primarily in emerging market funds and securities. See, Investment Objectives.

The Shares.  As of the date of this prospectus, the Fund is authorized to issue Class A Shares, which impose a front-end sales charge of up to a maximum of 5.75%; and are subject to a 2% annual advisory fee; a 20% annual incentive fee; and a redemption fee of 2% under certain conditions. See, Shareholder Transaction Fees — Redemption Fees. The Fund may waive the front-end sales charges for certain investors. See, Plan of Distribution — Waiver of Front-End Sales Charges.

For questions concerning Class A Shares, please call toll-free (888) 708-9110, or write us at:

DeGreen Emerging Market Managers Fund
8401 Chagrin Road
Suite 17
Chagrin Falls, OH 44023

Purchase of shares involves substantial risks. Only persons who can afford a loss of total investment should purchase shares. See, Risks beginning on Page 16.

Shareholder Qualifications.  Shares are offered only to shareholders who have a net worth (with their spouses) of more than $1,500,000 or who otherwise meet the standard for “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended. Generally, the stated minimum initial investment is shares with an initial value of at least $50,000, which minimum may be waived in the Fund’s sole discretion. See, Shareholder Qualifications.

The Fund will not accept Fund share purchases, whether direct or through a broker dealer, without the required subscription agreements and signatures.

The shares are illiquid and no request for redemption can be made prior to the later of three years from initial purchase or January 2012. See, Redemptions.

The Fund’s shares have no history of public trading and will not be listed or traded on any exchange.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Offering Price	Sales Load[1]	Proceeds to the Fund

Per Unit	$1.00	$0.0575	$0.9425

Total	$50,000,000	$2,875,000	$47,125,000

The Fund shares are being sold directly by the Fund and through selected brokers and dealers on a best efforts basis. The shareholder’s purchase amount will be deposited into an account by Mutual Shareholder Services and will be credited at the next monthly NAV calculation. See, Plan of Distribution.

This prospectus concisely provides the information that a prospective shareholder should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated November 4, 2008, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at c/o DeGreen Capital Management, LLC, 8401 Chagrin Road, Suite 17, Chagrin Falls, OH 44023, or by calling toll-free (888) 708-9110. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 39 of this prospectus. In addition, you may request the Fund’s annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling toll-free (888) 708-9110. The Fund maintains a website (http://www.degreen.us) which will contain the SAI, and annual and semi-annual reports when available. The SAI material, incorporated by reference, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

1 The Fund may waive the front-end sales charges for certain institutional investors. See, Plan of Distribution — Waiver of Front-End Sales Charges.

PROSPECTUS SYNOPSIS

The Fund seeks to achieve its investment objective by investing in emerging markets. The Fund is a Delaware statutory Trust managed by its Board of Trustees. See, Management of the Fund. The Fund is advised by its Adviser, DeGreen Capital Management, LLC and the Portfolio Manager, Keith P. DeGreen. See, Management of the Fund. Prospective Fund shareholders must be “qualified clients” under Rule 205-3 of the Investment Advisers Act of 1940. See, Shareholder Information. The Fund imposes a 5.75% sales load on all shares unless waived, at the Fund’s discretion, for certain investors. See, Shareholder Transaction Fees.

The Fund is a “fund of funds” and presents substantial risks, including, but not limited to: instability of emerging markets, adverse currency exchange rates, high rates of inflation and less extensive securities regulation. See, Risks, beginning at page 16. Fund shares are illiquid and the Fund will charge a 2% redemption fee. See, Shareholder Transaction Fees — Redemption Fee. The Fund has an annual advisory fee of 2% and an annual incentive fee of 20%. See, Annual Operating Expenses. The Fund has estimated annual operating expenses of 1%. See, Annual Operating Expenses. The Fund will make quarterly repurchase offers commencing January 2012. See, Redemptions, Repurchases, and Transfers of Shares.

INVESTMENT OBJECTIVE — CAPITAL APPRECIATION

Principal Investment Strategies.  The Fund will seek to achieve its investment objective of capital appreciation by investing in a non-diversified portfolio consisting primarily of: (1) funds and partnerships offered by emerging market money managers around the globe; (2) exchange traded funds (“ETFs”), including currency funds, and other U.S. or foreign equities, or securities convertible into equities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stock, American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) of foreign companies, provided the securities represent emerging market investments; and (3) U.S. and foreign government debt instruments and money markets. Under normal circumstances, the Fund will invest at least 80% of its assets in emerging market funds and securities.

Principal Risks.  The principal risk of investing in the Fund is that the value of its investments are subject to market, economic, and business risk that may cause the Fund’s net asset value (“NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the Adviser will achieve the Fund’s objective.

Investments in emerging market funds and securities may involve financial, economic or political risks not typically associated with investing in U.S. securities and should be considered highly speculative. The Fund’s NAV may be affected by: less developed and effective systems for custody and transfer of securities; changes in exchange rates between foreign currencies and the U.S. dollar; different regulatory standards; less liquidity and more volatility than U.S. securities; taxes; and adverse social or political developments.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund’ larger portfolio positions to have a greater impact on the Fund’s NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency.

Investor Profile.  You may want to invest in the Fund if you are seeking capital appreciation and are willing to accept share prices that may fluctuate significantly over the short-term. You should not invest in the Fund if you are not willing to accept the additional risks associated with the investment policies of the Fund. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

FINANCIAL HIGHLIGHTS

The Fund has no operating history.  However, many, but not all, of the funds in which the Fund intends to invest do have operating histories. To help you better understand the nature of the investments the Fund may make, we have listed some of the funds and ETFs in which the Fund may invest in the two tables below.

By listing the performance of some of the funds in which the Fund intends to invest as circumstances warrant, we make no representation or warranty that we will invest in these funds, no representation or warranty that you would have experienced comparable returns, no representation or warranty as to how we might have allocated among these funds in the past, and no representation or warranty as to future performance.

Performance as Reported by the Entities of Non-U.S. Emerging Market Funds or Partnerships
In which the Fund May Invest.
Investment Allocation will be Driven by the Fund’s Proprietary Allocation Formulas.
(Note that non-U.S. fund reporting typically does not conform to U.S. fund reporting requirements)

		2008%
		Return	2007%	2006%	2005%	2004%	2003%
Fund or Partnership	Country or Region	Thru...	Return	Return	Return	Return	Return

Value Partners China Hedge Fund	China and Asia	(14.3)[2]	56.5	36.6	6.1[3]	N/A	N/A
East Capital European Fund	Emerging Europe	(22.1)[4]	18.4	28.7	80.3	44.4	41.0
Monsoon India Opportunities Fund	India	(.44)[5]	6.92[6]	N/A	N/A	N/A	N/A
Algebra Capital Alpha MENA Fund	Middle East and North Africa	.03[7]	25.48[8]	N/A	N/A	N/A	N/A
Shuaa Asset Management Arab Gateway Fund	Middle East and North Africa	8.73[9]	49.28	(19.73)	54.40	57.50	41.33
Troika Russia Fund	Russia and CIS	1.60[10]	20.75	24.59[11]	N/A	N/A	N/A
Pharos Russia Fund	Russia and CIS	3.8[12]	9.6	36.9	66.4	N/A13	N/A
BIDV Vietnam Partners Inv. Mngmnt. (BVIM)	Vietnam — Private Equity	N/A14	N/A	N/A	N/A	N/A	N/A

Remember: The performance illustrated above is not the past performance of the Fund. Further, past performance is no guarantee of future results. N/A = Predates fund inception.

2 Value Partners China Hedge Fund: Through May 30, 2008
3 Value Partners China Hedge Fund: Inception February 2005
4 East Capital European Fund: Through July 14, 2008
5 Monsoon India Opportunities Fund: Through May 30, 2008
6 Monsoon India Opportunities Fund: Began trading October, 2007
7 Algebra Capital Alpha MENA Fund: Through July 9, 2008
8 Algebra Capital Alpha MENA Fund: Fund launched July 10, 2007
9 Shuaa Asset Management Arab Gateway Fund: Through June 30, 2008
10 Troika Russia Fund: Through May 31, 2008
11 Troika Russia Fund: Fund launched April, 2006
12 Pharos Russia Fund: Through June 30, 2008
13 Pharos Russia Fund: Predates fund inception. Three year average annual performance through June 30, 2008 was 36.2%. Five year average annual performance through June 30, 2008 was 27.3%.
14 Private Equity Fund in launch phase

Performance of U.S. Traded ETFs in which the Fund May Invest
Through July 31, 2008
Investment Allocation will be Driven By the Fund’s Proprietary Allocation Formulas.
Source: Morningstar

					10 Year
					Average
			3 Year	5 Year	Annual
			Average	Average	Return or
Exchange Traded Fund		1 Year	Annual	Annual	Since
(Ticker)	Country or Region	Return	Return	Return	Inception

iShares Emerging Mkt Index Fund (EEM)	All Investable Emerging Markets	(1.91)	20.86	26.83	N/A

iShares MSCI Brazil (EWZ)	Brazil	31.58	50.25	52.08	N/A

iShares MSCI Hong Kong (EWH)	Hong Kong	(5.00)	11.34	18.54	11.77

Market Vectors Russia (RSX)	Russia and CIS	10.07	N/A	N/A	N/A

iShares MSCI Singapore (EWS)	Singapore and S.E. Asia	(5.33)	19.67	23.21	14.31

iShares MSCI South Africa (EZA)	South Africa	(2.17)	17.35	24.61	N/A

iShares MSCI Malaysia (EWM)	Malaysia	(9.39)	15.78	15.50	16.51

PowerShares Golden Dragon USX China (PGJ)	Mainland China	(3.43)	22.39	N/A	N/A

IPath MSCI India (INP)	India	(12.87)	N/A	N/A	N/A

Power Shares India (PIN)	India	N/A	N/A	N/A	N/A

Wisdom Tree EM HiYld (DEM)	All Investable Emerging Markets	8.96	N/A	N/A	N/A

Claymore/BNY BRIC ETF (EEB)	Brazil, Russia, India and China	(13.97)	15.26	N/A	N/A

SPDR S&P Emerging Europe (GUR)	Central and Eastern Europe	.39	N/A	N/A	N/A

PowerShares DB U.S. Dollar Index Bullish Fund (UUP)	U.S. Dollar	(7.18)	N/A	N/A	N/A

PowerShares DB U.S. Dollar Bearish Fund (UDN)	U.S. Dollar	12.60	N/A	N/A	N/A

Remember: The performance illustrated above is not the past performance of the Fund. Further, past performance is no guarantee of future results. N/A = Predates fund inception.

Hypothetical Returns of the Fund

We are not indicating hypothetical returns for the Fund because many of the funds in which the Fund will invest have brief performance histories, and because many new emerging market funds and partnerships in which the Fund may invest are being launched, and have no performance history. However, you should remember that your returns within the Fund from each sub-fund in which it invests will always be lower than the returns of that particular sub-fund due to fees and expenses associated with the Fund. Nevertheless, the Portfolio Manager will attempt to add sufficient value for the investor through its careful selection and allocation process.

Fees and Expenses

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund’s performance.

The following section describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Remember that because the Fund is a fund of funds, its total return, before its own fees and expenses, will be reduced by the fees and expenses of the funds and partnerships in which it invests.

The non-U.S. emerging market funds in which the Fund may invest often charge fees, including performance fees, similar to the fees charged by the Fund. Fees charged by U.S. traded emerging market ETF’s are significantly less, although their fees may be higher than the average fees of U.S. equity ETFs.

SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)

Fee Table and Synopsis

Shareholder Transaction Expenses

Sales Load[15] (as a percentage of offering price)	5.75%
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	2%
Other Expense	1%
Total Annual Expenses	3%

Class A Shares

The Maximum Initial Sales Charge:  The maximum initial sales charge (load) imposed on purchases16 is 5.75%. The Fund may waive the initial sales charges for certain institutional investors. See, Plan of Distribution — Waiver of Front-End Sales Charges.

The Maximum Deferred Sales Charge:  There is no deferred sales charge.

Reinvested Dividends and Distributions:  There is no sales charge (load) imposed on reinvested dividends and distributions.

Redemption Fee:  The Fund wishes to strongly discourage short-term investing in the Fund. Emerging market investing should be viewed as a long-term investment only. Short-term investors invest in fund shares and then quickly redeem their interests. They typically chase short-term returns. They are known in the industry as “hot money” investors. Hot Money Investors can significantly increase the Fund’s expenses, and reduce its returns. This harms you, the long-term investor. Therefore, the Fund has elected to prohibit redemptions during the first 36 months from the date of your initial investment in the Fund. Also, you will be charged a 2% redemption fee if you

15 As detailed elsewhere in the prospectus, the front-end sales charge may be waived for certain classes of investors.
16 As a percentage of offering price. The minimum investment allowed in the Fund is $50,000, subject to waiver in the Fund’s sole discretion. Reduced rates apply to purchases of Fund shares over $100,000, and the sales charge is waived for certain classes of investors. See, Plan of Distribution. An investor who has paid a front-end sales charge will not be subject to a deferred sales charge, but will still be subject to early redemption limitations and charges.

redeem your shares between the 36th and the 60th months following your initial investment in the Fund.17 The redemption fee is reinvested in the Fund for the benefit of remaining shareholders and to cover the expense of liquidating shorter-term redemptions. See, Risks, Redemption of Shares — Repurchase of Securities.

ANNUAL OPERATING EXPENSES
(Expenses that are deducted from fund assets)

Annual Advisory Fee:  The annual Advisory Fee is 2%

Annual Incentive Fee:  The annual Incentive Fee is 20% of the profits in excess of your “high water mark” as defined below:

The Fund will pay the Adviser, generally at the end of the fiscal year and at certain other times, an incentive fee (the “Incentive Fee”) equal to 20% of the Fund’s net profits. The Incentive Fee shall be charged to each investor’s account ratably to the extent the Fund’s net profits exceed that investor’s High Water Mark as defined below. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account contributions and withdrawals, net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions as determined by Mutual Shareholder Services, the Fund’s Accountant. Each investor’s High Water Mark shall be the greater of (i) that investor’s initial invested amount (after sales load, if any), plus or minus contributions and withdrawals; or (ii) the net asset value of that investor’s account upon which the Incentive Fees was charged in any previous period, plus or minus contributions and withdrawals. The Adviser will be under no obligation to repay any Incentive Fee previously paid by the Fund. Thus, the payment of the Incentive Fee for a fiscal period will not be reversed by the subsequent decline in the Fund’s assets in any subsequent fiscal period. Incentive Fee payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period as determined by the Fund. The “fiscal period” is normally the fiscal year, except that, whenever there are share repurchases pursuant to repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the Shares being repurchased (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee. The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund and its shareholders is higher than those paid by most other registered investment companies, but not by so-called “hedge funds” engaging in similar strategies. See, Risks — Incentive Fee; Management of the Fund — Incentive Fee; and Redemptions, Repurchases, and Transfers of Shares — Consequences of Repurchase Offers.

Other Estimated Annual Operating Expenses:  The Fund’s other annual operating expenses are estimated at 1%.

If these expenses exceed 1% of Fund assets, the Adviser will loan the Fund money to cover the excess. These annual loans will be repaid at a low interest rate over a period of five years. This arrangement is intended to protect early Fund investors from paying disproportionately high expenses. However, the cost of interest on these loans is an additional expense which is also subject to the annual 1% cap on “Other Expenses and Fees”, and may therefore

17 The Fund reserves the right to waive the redemption fee on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund’s Board of Trustees has approved this waiver and the imposition of a redemption fee to discourage market timing. If this fee is imposed it would raise the expenses of your shares. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

accrue. Below is a more detailed explanation of what we mean by “Other Expenses and Fees” and of how any excess of these above 1% of Fund assets will be financed.

The Adviser may elect, at its sole and absolute discretion, to absorb part or all of the following “Other Expenses and Fees” from its 2% annual management fee, but has no obligation to do so. Therefore, unless the Adviser so elects, the following additional other ongoing expenses shall be paid by the Fund.

OTHER EXPENSES AND FEES

•	legal expenses;

•	audit expenses;

•	accounting expenses;

•	initial organizational and offering expenses; and

•	trustee fees

•	insurance costs

•	fund accounting fees

•	transfer agent fees

•	custodial fees

•	printing & distribution costs

•	registration costs

•	brokerage and trading expenses

These Other Expenses and Fees are in addition to the Asset-Based Fee and the Incentive Fee (described below).

Because the payment of these expenses may be disproportionately high initially, as a percentage of assets in the Fund, and to protect early investors in the Fund from paying disproportionately high expenses, the Fund will borrow money from the Adviser or an affiliate to pay all Other Expenses in excess of 1% of the Fund’s net assets as follows: To the extent that Other Expenses during any calendar month exceed one twelfth of one percent of the Fund’s average monthly net assets, such Other Expenses shall be paid by the Adviser, and repaid to the Adviser by the Fund, at an interest rate of 5%, as evidenced by notes issued thereon, and amortized over a five year term. Alternatively, the Fund may borrow money from any other source allowed by law for said purpose. To the extent that the notes may not be repaid without exceeding the annual 1% limit on the amount of Fund assets that may be expended on all forms of Other Expenses (including repayment of the notes), the notes shall be extended annually at the stated interest rate until repaid, unless called by a lender other than Adviser, or an affiliate of the Adviser.

Adviser Election to Pay Organizational Costs

The Adviser has elected to absorb, at its expense, all initial organizational fees of the Fund, including legal, accounting, and initial service fees. The Adviser estimates these costs will total between $300,000 and $350,000. Please note that these costs will not, in any way, be borne by the Fund or its shareholders.

Total Fees

Therefore, the total Actual and Estimated Annual Fund Operating Expenses are 1%. In addition, as a shareholder you will pay:

•	An Incentive Fee as described above;

•	Accrued interest on any deferred Other Expenses and Fees as described above; and

•	A 2% redemption fee if you redeem your shares after 36 months but before 60 months, as explained above.

Example:

The following expense chart shows the expenses that you could pay over time if you held, and then redeemed your shares at the end of the periods shown. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that:

1. You invest $1,000 in the Fund (the required minimum investment for A Shares is actually $50,000);

2. You pay the maximum front-end sales charge of 5.75% of your invested amount (the sales charge for A Shares is reduced for invested amounts of $100,000 or more) or pay no front-end sales charge if you qualify as an institutional investor;

3. The Fund produces zero return for each of the next ten years.

4. The Fund’s operating expenses remain the same each year at 3% per year;

5. There are no accrued or unpaid Other Expenses and Fees in excess of 1% per year; and that

6. At the end of each year, the operating expenses plus the Incentive Fee of 20% of gains after operating expenses (if any) are deducted from your account.

Because actual return and expenses will be different, this chart is for comparison purposes only. Based on these assumptions, your costs would be:

A Shares: Load Bearing
Cumulative Total Hypothetical Expenses on $1,000 Investment

By End of Year One	By End of Year Five	By End of Year Ten

$86.00	$191.00	$306.00

A Shares: Load Waived
Cumulative Total Hypothetical Expenses on $1,000 Investment

By End of Year One	By End of Year Five	By End of Year Ten

$30.00	$141.00	$263.00

OBJECTIVE AND STRATEGIES

The Fund will seek to achieve its investment objective by investing in a non-diversified emerging market portfolio consisting primarily of:

1. Funds and partnerships offered by local and regional emerging market money managers around the globe;

2. Exchange traded funds and other U.S. or foreign equities, or securities convertible into equities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stock, and American Depository Receipts (ADRs) or Global Depository Receipts (GDRs) of foreign companies, provided the securities represent emerging market investments; and

3. U.S. and foreign government debt instruments and money markets.

Under normal circumstances, the Fund will invest at least 80% of its assets in emerging market funds and securities.

Emerging Market Defined

The term emerging market was coined in 1981 by Antoine W. Van Agtmael of the International Finance Corporation of the World Bank. It refers to an emerging, or developing, market (not controlled) economy. Emerging market economies usually have low-to-middle per capita income — by world standards. However, income levels vary wildly among these markets and cannot always be used to distinguish one type of market from another.

When adjusted for purchasing power parity (PPP) emerging market economies already produce 40% of the world’s gross domestic product (GDP) — and that number is growing.

Emerging economies come in all shapes and sizes, with all forms of governments attached. Massive China (1.3 billion people) is an emerging economy. So is Jordan (6 million people).

Emerging market economies are best viewed as transitional. They are often moving from closed- (centrally controlled) to open-market systems. They have embarked on economic reforms to accomplish stronger economic performance, transparency and efficiency. Their reforms are sufficiently in place to attract foreign investment. All emerging markets are moving forward at various speeds to become developed countries.

Whatever differences they may have — and there are many — emerging market economies all have these two things in common:

•	They have embraced free market economic reforms; and

•	They are actively attempting to comply with various international trade standards to become, and stay, eligible to participate in world trade.

Local and Regional Emerging Market Fund Managers Provide Local Knowledge

Emerging market investing is much different than investing in the U.S. Emerging market exchanges are often inefficient and primitive. Meanwhile, in some emerging markets the bulk of investment activity may involve private equity investments that target companies and projects not listed on public exchanges, but that may be listed publicly in the near future.

While corporate reporting continues to improve in emerging markets, it is not nearly as transparent as in the U.S. In many cultures there is real resistance among corporate directors and officers to share even routine information with the public.

Therefore, and for years to come, the Fund believes that local knowledge will remain crucial to successful emerging market investing. The Fund believes that, in this environment, sophisticated on-the-ground money managers can add value, or alpha, for investors. Generally, alpha is a measure of the extent to which a manager outperforms an applicable market index average in both up and down markets.

The Fund believes that qualified local managers who meet the Fund’s strict screening requirements, who live where they invest, who speak the local language, who know the local culture, and who personally and continuously visit the companies in which they invest, are uniquely positioned to add alpha to the Fund. The Fund seeks superior returns by investing in funds and/or partnerships established by local and regional money managers that meet the performance, allocation and third-party independent custodial, administrative and auditing requirements that may from time to time be established by the Fund.

Regional managers and investments are selected and monitored in accordance with the following protocol:

First, Mr. DeGreen, as Portfolio Manager, reviews and selects potential candidates on an ongoing basis by reviewing technical periodicals and other publications and sources, by attending conferences, by conducting email and phone interviews, by requiring each candidate to complete a Preliminary Due Diligence Questionnaire, by reviewing each candidate’s performance history, qualifications, and offering documents, including their prospectus, and by reviewing each fund’s fees and charges.

Second, Mr. DeGreen, as Portfolio Manager, personally travels to the offices of the most promising candidates at various locations around the globe and meets with senior management. Interviews are extensive. Among other topics, Mr. DeGreen confirms the candidate’s performance history and current operating structure and protocol, its independent custodial and auditing procedures, and its subscription and redemption procedures. He also determines whether, both legally and practically, the Fund qualifies to invest in the candidate. If a candidate is potentially suitable for inclusion in the Fund, Mr. DeGreen negotiates the most favorable investment terms obtainable for the

Fund. These may include a reduction or elimination of loads or fees, the reduction of minimum required investment amounts, and confirmation of suitable reporting and liquidity arrangements.

After selecting each regional investment, the Portfolio Manager then determines the percentage of the Fund’s total portfolio that should be allocated to that investment. Numerous allocation considerations, as discussed below, including the Fund’s proprietary allocation formulas, are applied to the allocation process, which may result in no immediate allocation to a selected regional investment.

The Portfolio Manager then communicates and meets regularly with each selected local or regional emerging market manager.

Prior to establishing the Fund, Mr. DeGreen personally invested in and, where possible, redeemed his shares in, several candidates. This enabled him to test not only each candidate’s performance, but also their subscription, redemption and reporting capabilities. With the establishment of the Fund, Mr. DeGreen personally or through affiliates shall make an initial $1,000,000 investment into the Fund, and will not withdraw the initial invested amount without the approval of a majority of the Independent Trustees, or until at least January 1, 2019, whichever first occurs. Further, neither Mr. DeGreen nor any immediate family member will directly or indirectly invest in any funds in which the Fund invests, except through the Fund.

Third, the Portfolio Manager monitors the performance and operations of each local or regional manager or investment and from time to time will reallocate to or from various investments based on, among other factors, the following considerations:

•	The local or regional manager’s or investment’s performance;

•	Whether any significant change of ownership or management has occurred, or whether any significant regulatory development has occurred with respect to a regional manager;

•	The local or regional economic environment generally;

•	Political, financial, regulatory and monetary developments within the region;

•	The projected impact on the region of global monetary, political and economic trends; and

•	The application of the Fund’s proprietary allocation formulas.

However, such investments are generally less liquid than investments held by many United States mutual funds. While the Fund intends to invest in funds that invest primarily in publicly traded securities, the Fund may also purchase shares of funds that purchase restricted, untraded or otherwise illiquid securities.

While the Fund intends to invest globally in accordance with its proprietary allocation formulas, its allocation to managers, countries, regions industries or sectors is not limited in any way. While not intended, it is for example possible that at any given time more than 25% of the Fund’s investments may be allocated to a specific manager, region/location, industry or sector; or may be allocated to a specific industry or sector by the individual funds, or by the managers of such funds in the aggregate, through whom the Fund will invest.

Markets in which the Fund may invest through regional managers include, but are not limited to: Asia including Mainland China and Hong Kong; India; the MENA (Middle East and North Africa) Region; Eastern and Central Europe; Russia; and Central and South America including Brazil.

While the Fund may select money managers in each of these regions or others, it is not obligated to invest in such regions/locations, or to invest through managers located or headquartered in the specific regions/locations in which the Fund chooses to invest. The Fund is under no requirement to remain invested in any particular region/location, or through any manager, nor is the Fund’s allocation among particular regions fixed. Additionally, the Adviser may invest in additional regions or add other investment strategies at its discretion. There can be no assurances that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment program may be substantially similar to other client accounts that may in the future be managed by DeGreen Capital Management, LLC, the Fund’s Adviser.

Investing in emerging market funds involves a significant amount of risk. See, Risks, beginning on Page 14 for a list of many of the risks involved.

U.S. Traded Emerging Market Funds and Equities

Exchange Traded Funds

A number of U.S. traded emerging market exchange traded funds (ETFs) have recently been launched, with more planned for the immediate future. These funds are increasingly designed to mirror the performance of very specific emerging market indices. However, because these ETFs invest in specific emerging market indices as a whole, they, by definition, do not add alpha over the performance of that specific index.

Where the Fund, based on its proprietary allocation formulas, believes it is desirable to participate in a specific emerging market, but where one or both of the two circumstances listed below exists, the Fund will also invest in U.S. traded ETFs. The circumstances warranting the use of such ETFs include:

•	Where the Fund has not found a satisfactory local manager through which to invest; and/or

•	Where the Fund is also investing in one or more local managers within a specific emerging market, but believes that participation in a broad index-based ETF for that market may reduce risk, or enhance the Fund’s portfolio.

The Fund believes it is also often advantageous to invest in U.S. traded emerging market funds and equities, such as, but not exclusively, ETFs. Because many emerging markets do not have well established investment communities, it is often more efficient and less expensive to invest in U.S. traded exchange traded funds that track local or regional emerging market indices.

Even as regional managers continue to emerge around the globe, new emerging market exchange traded funds are also being launched. The Fund intends to monitor and compare index and active-management alternatives in all emerging markets in which it may invest.

The Portfolio Manager’s analysis of U.S. traded emerging market funds is similar, but not identical to, his analysis of non-U.S. emerging market funds. The Portfolio Manager analyzes and monitors U.S. traded exchange traded, and other mutual funds, by:

•	Reading their prospectuses and other offering documents;

•	Researching performance and “tracking error” data;

•	Confirming that the funds’ portfolios fairly track the indices they purport to follow;

•	Reviewing the funds’ periodic filings;

•	Interviewing the portfolio managers and/or principals of the funds;

•	Comparing the funds’ performance to peers, and by

•	Monitoring any other changes at the fund the Portfolio Manager deems relevant.

An ETF or Exchange Traded Note (ETN) may be an investment company registered under the Investment Company Act, or may be another type of pooled traded vehicle, such as a grantor trust or note, that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

In addition, while the Fund has no current plans to do so, and while it its primary strategy is to take long, not short, positions in securities, it may elect to invest in, or to sell short ETFs and/or American Depository Receipts (ADRs) or Global Depository Receipts (GDRs) of specific emerging market companies. ADRs essentially trade like stocks on American exchanges. For example, if the Fund believes that the fund of a local emerging market manager is satisfactory, except that it is too heavily invested in one or two specific companies, the Fund may elect to invest in that manager’s fund while hedging, or shorting, the ADRs of the companies in which the manager may be too heavily invested. Conversely, the Fund may find a local fund satisfactory except that it is not invested heavily enough in one or two local emerging market companies. In that case the Fund may supplement its investment in the fund by purchasing the ADRs of the emerging market companies.

ADRs are Depository Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund’s investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.

The Fund may also elect to invest in non-emerging market companies if it believes those companies enjoy a competitive or market advantage within an emerging market or markets. For example, an American company selected by an emerging market government to build infrastructure for that government may be included in the definition of “emerging market investment.”

The Fund may also elect to invest in foreign and U.S. currency-related ETFs to take advantage of global currency trends; and although it does not presently intend to do so, it may also invest directly in currencies or currency futures.

Sovereign Debt Securities and Defensive Positions

While the Fund’s primary focus is on equity investing, the Fund will also seek the most appropriate sovereign debt instruments of countries around the world. A comparison of currencies, inflation rates, monetary policies, interest rates, and relative risk will be fundamental to the Fund’s selection process.

The Fund will also invest in primarily short term U.S. Government securities, and in U.S. money markets, as circumstances warrant. The Fund intends these particular investments to serve as a store of secure cash, depending on market conditions.

The Fund may invest directly in securities in the above-described markets, particularly, but not exclusively, sovereign debt securities, ETFs, and U.S. debt securities including government and corporate debt.

The short-term and medium-term debt securities in which the Fund may invest consist of: (1) obligations of the U.S. or other governments (including, but not limited to emerging market governments) and their respective agencies or instrumentalities; (2) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (3) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; and (4) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S or foreign companies.

When the Fund invests for temporary defensive purposes, it intends to invest, although it is not obligated to do so, only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody’s

Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”) or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Adviser.

For purposes of the Fund’s investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) is deemed to be an “industry,” and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund’s total assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund’s total assets. See, Risks — Non-diversification.

Investment Strategies

The Fund may from time to time allocate or rebalance its investments among managers, funds, securities, debt, countries, or regions based not only on its analysis of each of these alternatives, but also based on its use of proprietary allocation formulas. These formulas consider broader factors that include, but are not limited to: the nature and class of investments being made; market valuations within each specific market; a region’s economic and political situation; the monetary policy within a region; the impact of neighboring countries or regions upon a market; the impact of global economic factors upon the region; the region’s past and present investment performance; and other factors that the Fund deems relevant.

Under normal circumstances, the Fund will invest at least 80% of its assets in emerging market investments as defined above. However, the Adviser may substantially alter this allocation depending on circumstances. For example, depending upon market conditions, the Adviser may reduce the Fund’s holdings in equity securities and invest without limit in cash and other short-term money market instruments.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act and, therefore, may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund’s larger portfolio positions to have a greater impact on the Fund’s NAV than would be the case with a diversified fund. This could result in increased volatility.

In determining which portfolio securities to sell, the Fund will consider the following: (1) if a security appreciates such that, as a total percentage of the Fund’s portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the management of the fund or company in which the Fund is invested appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to Fund shareholders reflected in earlier sales of positions with gains; and (5) to raise funds to cover redemptions.

Fundamental Policies

The Fund seeks superior returns through investing in securities in emerging and other global markets by investing in funds established by regional money managers that meet performance, allocation and third-party independent custodial, administrative and auditing requirements that may from time to time be established by the Fund. The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. For the purposes of this Prospectus, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) of more than 50% of the outstanding Shares, whichever is the less.

The Fund may not:

•	Borrow money, except to the extent permitted by the Investment Company Act, as amended. Currently, the Investment Company Act limits borrowing to no more than 33.3% of the value of the Fund’s total assets.

•	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act. Currently, the Investment Company Act limits the issuance of a class of senior securities that is indebtedness to no more than 33.3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

•	Participate on a joint or a joint and several basis in any securities trading account.

•	Invest in companies for the purpose of exercising control.

PRIVACY NOTICE

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current shareholders. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. “Personal Information” is obtained from the following sources:

•	Shareholder applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written or electronic correspondence, including telephone and electronic mail contact; and

•	Transaction history, including information about Fund transactions.

The Fund limits access to Personal Information to those employees who need to know the information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining shareholder accounts on behalf of the Fund, or if it is necessary to enable the Fund to facilitate the acceptance and management of your investment or otherwise provide services in connection with your investment in the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

USE OF PROCEEDS

The Fund will fully invest the net proceeds of the offering in accordance with the Fund’s investment objective policies, and principal strategies as soon as practicable (which the Fund expects to be within three months) as investments into the Fund are made.

RISKS

Investing in emerging markets involves significant risks not typically associated with investing in United States securities, and should be considered highly speculative. These risks include, but are not limited to:

•	Greater social, economic and political uncertainty in general (including risk of regional war).

•	Delays in settling portfolio transactions and risk of loss arising out of various systems of share registration and custody.

•	Risks in connection with the maintenance of Fund portfolio securities and cash with various international sub-custodians and securities depositories.

•	The risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment.

•	Greater price volatility, substantially less liquidity and significantly smaller capitalization of many securities markets and traded securities.

•	The negative effects of public corruption and crime.

•	Adverse currency exchange rates and a shortage of currency hedging instruments for all emerging market currencies.

•	High rates of inflation.

•	The risk that emerging markets are more vulnerable to economic, political and social upheavals than developed markets.

•	The risk that an emerging market government may elect not to follow economic and/or political reforms already enacted, that it may embark on a radically different approach, or that it may suddenly choose to support certain industries at the expense of others.

•	Controls on foreign investment and local practices disfavoring investors in general and/or foreign investors in particular, and limitations on repatriation of invested capital, profits and dividends, and the Fund’s ability to convert other currencies back into U.S. dollars.

•	The financial condition of emerging market companies, including debt, the lack of transparency and/or proper financial reporting based on international standards.

•	The fact that emerging market companies may be smaller, and less experienced and/or competent at financial reporting and modern management in general.

•	Differences in, or the lack of, auditing and financial reporting standards.

•	The dependency of many emerging markets on export earnings and the corresponding importance of international trade, coupled with the prospect of declining currency values due to inflation.

•	The risk that various emerging market governments will fail to reform and/or to fairly enforce their tax laws.

•	The fact that emerging market statistical information may be inaccurate or not comparable to statistical information regarding the U.S. or other economies.

•	Less extensive regulation of the securities markets than is the case in other countries.

•	The risks associated with the difficulties that may occur in pricing the Fund’s portfolio securities.

•	Possible difficulty in identifying a purchaser of the Fund’s securities due to the undeveloped nature of the securities markets.

•	The risk of lawsuits or government intervention arising from restrictive regulations and practices with respect to foreign investment in particular industries.

•	The risk of nationalization or expropriation of assets or confiscatory taxation, which may involve total loss of investments.

In addition to the risks listed above, you should also consider the following risks:

Fund of Funds

The Fund is primarily a “fund of funds”. As such, the Fund will invest in emerging market funds sponsored by regional money managers or in the U.S. As a consequence of this investment strategy, fees are charged at both the Fund and the sub-fund level. Thus the overall fees you will pay will be higher than you would pay by investing directly in the sub-funds. For instance, while ETF and ETN expenses are typically less than 1% per year, the expenses of actively managed funds may be substantially greater and may include performance fees. In addition, regional sub-funds may charge incentive fees regardless of whether the Fund is profitable overall.

Stock Prices Fluctuate

Apart from the specific risks identified below, the broad investment environment in the U.S. and world securities markets may negatively affect the Fund’s investments. That investment environment is influenced by, among other things, foreign currency exchange rates, interest rates, inflation, politics, fiscal policy, commodity prices, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund’s NAV will fluctuate. The Fund’s investment success depends of the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about any number of factors are incorrect, the Fund may not perform as anticipated. You may experience a significant decline in the value of your investment and could lose money. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Redemption of Shares — Repurchases of Securities

The Fund’s required quarterly repurchases, which will not commence until January 2012, may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. The Fund’s repurchase policy may force the Fund to sell assets it otherwise would not sell, or to sell assets sooner than it might otherwise have sold them. It also may reduce the investment opportunities available to the Fund and, to the extent that additional Shares are not sold, its expense ratio may increase. The Fund likely will sell its more liquid assets first to satisfy repurchase requests, thus increasing its concentration in less liquid securities.

Because the Fund currently expects to offer to repurchase 5% of its outstanding Shares quarterly, if the repurchase offer is over-subscribed, shareholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer. In the event that a repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional Shares. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis. Due to the potential for pro-ration if the repurchase offer is over-subscribed; some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares. Further, because the Fund may, in certain circumstances, liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the value of such securities and accordingly diminish the value of the Fund’s investments. To the extent the Fund borrows to finance repurchases, interest on such borrowings will reduce the Fund’s returns.

Also, to eliminate or reduce short-term trading in the Fund, which can be harmful to the Fund’s longer-term investors, the Fund will not honor your redemption requests until you have been invested in the Fund for 36 months. This limitation does not apply to any subsequent investments you make in the Fund, including reinvested gains, provided you are already an investor in the Fund. The Fund reserves the right to waive this restriction in specific hardship cases only.

In addition, if you redeem shares after you have been invested in the Fund for more than 36 months, but for less than 60 months (5 years), the Fund will asses a 2% redemption fee on your redeemed amount. This fee will not be used to pay marketing or distribution fees of any sort. Instead, the fee will be reinvested in the Fund for the benefit of remaining shareholders and to cover the expense of liquidating shorter-term redemptions.

Limited Liquidity

The Fund is a closed-end investment company designed primarily for long-term shareholders. No market for the Shares will develop. Any person that holds Shares may have to bear the economic risk of an investment in the Fund for a substantial period of time and, consequently, should consider such investment to be illiquid. With very limited exceptions, Shares are not transferable. Liquidity will generally be provided principally through quarterly repurchase offers. See, Redemptions, Repurchases, and Transfers of Shares — Repurchase of Shares.

Restricted Liquidity of the Fund’s Investments

The Fund will invest in funds sponsored by regional emerging market money managers, which are often non-publicly-traded securities, obligations and other financial instruments (“securities”). As a result, the Fund’s investments are generally either not traded, or are thinly traded or otherwise illiquid, and the ability of the Fund to reduce its investments to cash and to repurchase Shares will be restricted.

Foreign Currency Translation Risks

All calculations with respect to the Fund, including determinations of net profits and losses, will be denominated in U.S. dollars. Transactions undertaken in foreign currencies, if any, are subject to risks associated with the translation into U.S. dollars and the receipt of U.S. dollars upon the consummation of such transactions. To the extent that it engages in such transactions, the Fund is subject to the risk of unfavorable fluctuations in the exchange rate between the local currency and U.S. dollars and the possibility of exchange controls. The Fund has no obligation to enter into any currency hedging transactions, does not presently intend to do so, and there can be no assurances that any currency hedging techniques, if employed, will be used successfully.

Using Derivatives for Hedging and Non-Hedging Purposes

The Fund may, although it does not presently intend to and is under no obligation to, hedge ( i.e. , use various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment, the price of which should tend to move in the opposite direction) partially or wholly its investment portfolio against fluctuations in market value by investing in put and call options on securities or on groups of indices of securities, by engaging in arbitrage in options on securities, and by engaging in transactions in other financial instruments. The Fund also is authorized, although it does not presently intend to and is under no obligation to, use derivative instruments for non-hedging purposes in pursuit of its investment objective. There is no assurance that any of these actions, if employed, will be successful, or that the Fund will employ such strategies or defensive actions at all.

Leverage and Borrowing

The Fund is authorized, although it does not presently intend to and is under no obligation to, borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund’s investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times or prices to repay borrowings. The Fund’s performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense, possibly at default rates) or if it is forced to sell investments at disadvantageous times or prices in order to repay borrowings. The Fund likely will sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

The rights of any lenders to the Fund, including loans made by the Adviser and/or its affiliates, to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund’s Shares. Payments of interest and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise would have available. The Fund’s obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

Reliance on Key Personnel

The Fund believes that its ability to identify and invest in opportunities consistent with the Fund’s investment objective is dependent upon the investment management skills of Mr. Keith P. DeGreen, the Fund’s Portfolio Manager. If Mr. DeGreen were to be unable for any reason, including his death or disability, to continue in such capacity, the Adviser may not be able to hire a qualified replacement, or could require an extended time to do so. This could prevent the Fund from achieving its investment objective. Should this circumstance arise, Ancora Capital, LLC will assist in managing the portfolio during the interim and may help the Fund locate an alternative portfolio manager or group of managers.

Incentive Fee

The right to the Incentive Fee may give the Adviser reason to select investments for the Fund that are riskier or more speculative than it would select if it were paid only the Asset-Based Fee.

The Incentive Fee is accrued monthly as a liability of the Fund and so reduces NAV of all Shares. The repurchase price received by a shareholder whose Shares are repurchased in a periodic repurchase offer will reflect an Incentive Fee accrual if the Fund has experienced positive performance through the date of repurchase. An Incentive Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been determined.

For an explanation of the Incentive Fee calculation, See, Management of the Fund — Incentive Fee.

Non-diversification

The Fund is non-diversified under the Investment Company Act. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or of the securities of one or more qualified publicly traded partnerships.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has no portfolio holdings at this time. However, the Fund has arranged to make information about all holdings immediately available to all investors on an ongoing basis, and will file such other reports as are required. The Fund will post all disclosures on its secure website concurrently with filing with the SEC.

Investors may log onto the Fund’s secure website where information about the value of the Fund, and about each investor’s specific account, as valued monthly, will be available. The information will be maintained by the Fund’s independent Transfer Agent, Mutual Shareholder Services, and will be based on information it receives from Safeguard Securities, the Fund’s broker dealer Pershing, the broker dealer’s clearing firm, U.S. Bank, NA, the custodian of the fund, and from the independent custodians of the various emerging market funds and partnerships in which the Fund invests. The advisor may also perform a fair market valuation in circumstances where one is not available.

Many non-U.S. emerging market fund or partnership managers do not provide daily NAV calculations. Some provide only weekly, monthly or quarterly valuations; and all such valuations are subject to independent audit at the end of the fund or partnership’s fiscal year.

Where the Fund does not have current NAV information for funds, partnership or other investment, it will typically use the most recently published NAV for that investment. Where the Fund believes that an investment’s most recently published NAV does not fairly represent the value of the investment, it may rely on the Adviser’s use of independent fair value accounting methods to assess the investment’s value. If it does so, the Adviser will document a complete explanation detailing its valuation methodology.

Prospective investors should carefully read the notes accompanying the investment performance charts. See, Performance of some non-U.S. Emerging Market Funds.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS

MANAGEMENT OF THE FUND

The Fund

DEGREEN EMERGING MARKET MANAGERS FUND (the “Fund”) is a Delaware statutory trust, established in April of 2008. The Fund is registered under the Investment Company Act of 1940 (the “Investment Company Act”) as a non-diversified, closed-end management investment company. The Fund’s investment adviser is DeGreen Capital Management, L.L.C. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).

The Board of Trustees

Subject to the provisions of the Amended and Restated Agreement and Declaration of Trust, the business of the Fund shall be under the exclusive and absolute control of the Trustees and shall be managed by the Trustees (but with such powers of delegation as may be permitted by this Declaration, the By-Laws and the Delaware Statutory Trust Act), and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Trust.

The Adviser

The Adviser, DeGreen Capital Management, LLC (the “Adviser” or “DCM”), is an Ohio limited liability company, established April 7, 2008. The office of the Adviser is located at 8401 Chagrin Road, Suite 17, Chagrin Falls, OH 44023. The Keith DeGreen Sole and Separate Property Trust, exclusively controlled by Mr. DeGreen, is the majority owner of DCM. Ancora Partners, LLC is a minority owner of DCM.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Mr. DeGreen is Portfolio Manager for the Fund. The Adviser provides investment advice and is responsible for the day-to-day management of the Fund and its investment portfolio.

The Fund has entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) attached to this registration statement as Exhibit 2(g) with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations. Since the Adviser is subject to the ultimate supervision of and subject to any policies established by the Fund’s Board of Trustees, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Fund’s board of trustees. Any discussion regarding the Trustees’ decision to approve any investment advisory agreement is available to shareholders in the Fund’s annual report. The Trustees may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser. If the Fund terminates the Investment Advisory Agreement with the Adviser, the Fund will liquidate its holdings, distribute proceeds ratably to the investors, and cease operations.

However, the Adviser may assign the Investment Advisory Agreement to another Adviser upon the approval of the Trustees and a majority of the outstanding securities, in which case, the Fund will continue operations.

Under the Investment Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 2%. In addition, the Adviser receives an Incentive Fee as defined both in the Investment Advisory Agreement and in Other Expenses and Fees. A copy of the Investment Advisory Agreement is available upon request.

The Portfolio Manager, Keith DeGreen, J.D.

Keith DeGreen, J.D., is Portfolio Manager for the Fund. He is responsible for the day to day selection and management of the Fund’s investment portfolio.

Mr. DeGreen is the founder and Board Chairman of DeGreen Emerging Market Managers Fund, and the founder and Chief Executive Officer of DeGreen Capital Management.

Mr. DeGreen, either personally or through affiliates, shall make an initial $1,000,000 investment into the Fund, and will not withdraw the initial invested amount without the approval of a majority of the Independent Trustees, or until at least January 1, 2019, whichever first occurs. Further, neither Mr. DeGreen nor any immediate family member will directly or indirectly invest in any funds in which the Fund invests, except through the Fund.

Previously, Mr. DeGreen co-founded and was the President of DeGreen Wealth Management of Scottsdale, Arizona. DeGreen Wealth Management was sold in November 2006 with approximately $640,000,000 under management.

As President of DeGreen Wealth Management, Mr. DeGreen supervised the selection of all investments and the development and implementation of all portfolios within the firm. Investments included both domestic and international stocks, bonds, mutual funds, ETFs, and option strategies. During his tenure at DeGreen Wealth Management, Mr. DeGreen maintained several securities licenses, including the Series 24, securities supervisor, held by AIG Financial Advisors. Mr. DeGreen maintained the Certified Financial Planner, CFP® designation for twenty years from 1987 until leaving the retail end of financial services industry in 2007.

The Statement of Additional Information, beginning on page 13, provides additional details about the Portfolio Manager, including, his compensation and ownership of Fund shares

Asset-Based Fee

The Adviser provides certain management and administrative services to the Fund, including, among other things, portfolio management, marketing services, administrative support and office facilities and equipment. In consideration for such services, the Fund will pay the Adviser a monthly fee (the “Asset-Based Fee”) at the annual rate of 2% of the Fund’s average monthly net assets. The Asset-Based Fee is paid to the Adviser out of the Fund’s assets.

Incentive Fee

In addition to the Asset-Based Fee, the Fund will pay the Adviser an Incentive Fee, at the end of the fiscal year and at certain other times, equal to 20% of the Fund’s net profits. The Incentive Fee shall be charged to each investor’s account ratably to the extent the Fund’s net profits exceed that investor’s High Water Mark, as defined below. For the purposes of calculating the Incentive Fee for any fiscal period (as defined below), net profits will be determined by taking into account contributions and withdrawals, net realized gain or loss (including realized gain that may have been distributed to shareholders during such fiscal period) and the net change in unrealized appreciation or depreciation of securities positions as determined by Mutual, Shareholder Services, the Fund’s Accountant. Each investor’s High Water Mark shall be the greater of (i) that investor’s initial invested amount (after sales load, if any), plus or minus contributions and withdrawals, or (ii) the net asset value of that investor’s account upon which the Incentive Fees was charged in any previous period, plus or minus contributions and withdrawals. The Adviser will be under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a fiscal period will not be reversed by the subsequent decline in the Fund’s assets in any subsequent fiscal period.

The Incentive Fee is accrued monthly and taken into account for the purpose of determining the Fund’s net asset value. Accordingly, the repurchase price received by an investor whose shares are repurchased in a repurchase offer will be based on a share valuation that will reflect an Incentive Fee accrual, plus other charges if applicable, if the Fund has experienced positive performance through the date of repurchase. No adjustment to a repurchase price will be made after it has been determined. However, for shareholders whose shares are not repurchased on a periodic share repurchase date, the Incentive Fee accrual may subsequently be reversed prior to payment if the Fund’s performance declines.

Incentive Fees payable, or portions thereof, are determined as of, and are promptly paid after, the last day of the fiscal year as well as the last day of any other fiscal period as determined by the Fund. The “fiscal period” is normally the fiscal year, except that, whenever there are share repurchases pursuant to repurchase offers, the period of time from the end of the last fiscal period through that date constitutes a new fiscal period. In such event, only that portion of the accrued Incentive Fee that is proportional to the assets paid in respect of the Shares being repurchased (not taking into account any proceeds from contemporaneous Share purchases or reinvestments) will be paid to the Adviser for such fiscal period.

The Incentive Fee presents certain risks that are not present in funds without an incentive fee. The aggregate amount of the Incentive Fee and the Asset-Based Fee payable by the Fund and its shareholders is higher than those paid by most registered investment companies, but not by private funds (so-called “hedge funds”) engaging in similar strategies. See, Risks — Incentive Fee; Management of the Fund — Incentive Fee; and Redemptions, Repurchases, and Transfers of Shares — Consequences of Repurchase Offers.

The calculation of the Incentive Fee involves complex accounting concepts. The Fund encourages you to consult with you financial adviser regarding this calculation.

Other Expenses of the Fund

The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser and other service providers pursuant to their agreements with the Fund. The Adviser may elect, at its sole discretion, to pay any or all of these expenses from its 2% management fee. However, unless it elects to do so, expenses to be borne by the Fund include:

•	All costs and expenses related to portfolio transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

•	All costs and expenses associated with the organization and operation of the Fund, offering costs and the costs of compliance with any applicable Federal or State laws;

•	All costs and expenses of holding any meetings of the Trustees or shareholders that are regularly scheduled, permitted or required to be held under the terms of the Trust Agreement or applicable law;

•	Fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

•	The costs of any liability or other insurance obtained on behalf of the Fund, the Adviser or the Trustees;

•	All costs and expenses of preparing, printing and distributing reports and other communications to shareholders;

•	All expenses of computing the Fund’s NAV, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	All charges for equipment or services used for communication between the Fund and any custodian, or other agent engaged by the Fund;

•	The fees of custodians and other persons providing administrative services to the Fund; and

•	Such other types of expenses as may be approved from time to time by the Trustees.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

Additional Services

U.S. Bank, NA will act as the custodian for the Fund and will also assess fees to the Fund. U.S. Bank, N.A. serves as custodian of the Fund’s assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to the Fund concerning such Fund’s operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Fund will also maintain accounts with Pershing, Schwab and other broker dealers, but not for the purpose of holding securities. All domestic and international trades will settle with the Custodian. These broker dealers will assess brokerage and other fees to the Fund.

SHAREHOLDER INFORMATION

Shareholder Qualifications

Shares in the Fund are offered only to shareholders who are “qualified clients” as such term is defined in Rule 205-3 under the Investment Advisers Act of 1940, as that rule may be amended from time to time. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a “qualified purchaser” in the Investment Company Act of 1940 and the rules thereunder. Qualified clients also include certain knowledgeable employees who participate in DeGreen Capital Management’s investment activities. All of these persons are referred to in this prospectus as “Qualified Investors.”

Before you may invest in the Fund, you will be required to certify that you are a Qualified Investor and that you will not transfer your Shares except in the limited circumstances permitted in the Fund’s Agreement and Declaration of Trust (the “Trust Agreement”). A form of investor certification that you will be asked to sign is contained in the Investor Certification attached to this prospectus as Appendix A. If you attempt to transfer your Fund shares in violation of the Trust Agreement, the transfer will not be permitted and will be void. See, Shareholder Information — Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions.

Self-Directed IRA Accounts and Self Directed Non-IRA Retirement Plans

Because an investment in the Fund represents a long-term investment, and because investment gains within IRAs and other retirement plans are generally tax-deferred until withdrawn, IRAs and retirement plans may provide an appropriate way for you to invest in the Fund. If you have questions regarding how to invest IRA or retirement plan dollars into our Fund, after reading this prospectus and the applicable subscription packet, please call us at (888) 708-9110.

IRA Accounts

Investors who otherwise meet the certification requirements may invest their self-directed IRA funds into the Fund. The custodian of your IRA must first approve an investment in the Fund as an investment that will be carried on your account and statement. Some trust companies or banks offer this service for funds such as ours. IRA Custodial accounts are typically not available through most banks or broker-dealers, except for investment products which they themselves sell.

However, to help you invest self-directed IRA funds, the Fund has established working relationships with numerous independent IRA custodians. For assistance in selecting an IRA custodian, please contact the Fund at (888) 708-9110 or the Fund’s distributor, Safeguard Securities at (216) 593-5090 for more information. You are not required to use the services of the Fund’s preferred IRA custodians. All IRA custodians charge fees for their services. These fees are the separate responsibility of the investor, and not of the Fund.

Self-Directed Non-IRA Retirement Plans

Investors who otherwise meet the certification requirements may invest their self-directed NON-IRA retirement plans into the Fund. The custodian of your plan must first approve an investment in the Fund as an investment that will be carried on your account and statement. Some trust companies or banks offer this service for funds such as ours. IRA Custodial accounts are typically not available through most banks or broker-dealers, except for investment products which they themselves sell.

However, to help you invest Non-IRA retirement plan funds, the Fund has established working relationships with numerous independent IRA custodians. For assistance in selecting an IRA custodian, please contact the Fund at (888) 708-9110 or the Fund’s distributor, Safeguard Securities at (216) 593-5090 for more information. You are not required to use the services of the Fund’s preferred IRA custodians. All IRA custodians charge fees for their services. These fees are the separate responsibility of the investor, and not of the Fund.

Other (Professionally Managed) Pension and Retirement Plans

Other Pension and Retirement Plans, including employee benefit plans within the meaning of ERISA, may qualify to invest in the Fund if the decision to invest is made by a plan fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor; or if the plan has assets in excess of $1,500,000. For more information, please contact the Fund at (888) 708-9110 or the Fund’s distributor, Safeguard Securities at (216) 593-5090.

Shareholder Stability

An investment in the Fund involves considerable risk.  It is possible that you may lose money. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The Offering

The Fund is offering up to 50,000,000 shares of beneficial interest (the “Shares”) at an initial price of $1 per Share. The Shares will be sold directly by the Fund through its officers and employees, and also may be sold through brokers or dealers. The Board of Trustees of the Fund may elect to increase the number of shares outstanding, and may do so provided that any increase does not dilute the interest of existing shareholders. See, Plan of Distribution.

Generally, the stated minimum investment in A Shares of the Fund is at least $50,000. The investment minimum may be waived or reduced for certain investors, but not below $25,000, (inclusive of placement fee, if any). The Fund expects to deliver the Shares to shareholders commencing on or about January 1, 2009, or such earlier or later date as the Fund may determine, and may continue to sell Shares after this date (each date on which Shares are delivered is called a “Closing Date”). Prior to the receipt of the investor certification by the Fund, shareholder funds will be held in an account established at U.S. Bank. See, Plan of Distribution.

Description of Shares — General

The Fund is an unincorporated statutory trust organized under the laws of Delaware. The Fund is authorized to issue 50 million Shares of beneficial interest, $1 par value. The Trustees are authorized to increase or decrease the number of Shares the Fund is authorized to issue. Each Share has one vote at all meetings of shareholders and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

All Fund shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send periodic reports (including financial statements), when available, to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Trustees and only after the Trustees have made provision for working capital and reserves as it in its sole discretion deems advisable. Any transfer of Shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund, (ii) to any person who is not a Qualified Investor, or (iii) in violation of Federal securities laws or the securities laws or regulations of any other applicable jurisdiction. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as by operation of testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred Shares at their then current net asset value. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. With very limited exceptions, Shares are not transferable and liquidity will be provided principally through limited repurchase offers. See, Risks — Limited Liquidity.

In general, any action requiring a vote of the shareholders of the Fund shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares. Any change in the Fund’s fundamental policies may also be authorized by the vote of the holders of two-thirds of the Shares present at a shareholders’ meeting if the holders of a majority of the outstanding Shares are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, shareholders are entitled to share ratably in all the remaining assets of the Fund.

Purchasing Shares

Share Class Alternatives.  The Fund currently offers investors one class of shares. Class A Shares are offered by this prospectus. However, the Class A Shares are differentiated as load bearing and load waived Class A shares.

Share Transactions.  You may purchase and redeem (pursuant to Redemptions, Repurchases and Transfers of Shares, infra) Fund shares by contacting any broker authorized by the Fund to sell Fund shares or by contacting the Fund at (888) 708-9110. You may also purchase shares by sending an application and subscription agreement with investor certification, and payment to Mutual Shareholder Services at: DeGreen Emerging Market Managers Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147

Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.

•	Customer Identification Program. Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name

•	Date of birth (for individuals)

•	Residential or business street address

•	Social security number, taxpayer identification number, or other identifying number

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments.  The minimum initial investment for Class A Shares of the Fund is $50,000. Subsequent investments must be in amounts of $10,000 or more. There is no minimum investment requirement for reinvested dividends or capital gains. The Fund may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Fund. The Fund may also waive the minimum investment requirement for purchases by its affiliated entities and certain related Advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

Purchases by Mail or Wire.  For full instructions, please see, the form entitled Application Instructions, attached as Appendix B (subject to completion).

Dividend Distribution Policy

The Fund will pay dividends on the Shares at least annually in amounts representing substantially all of the net investment income, if any, earned each year. The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually. The Fund assumes no responsibility for a shareholder’s tax liabilities. You should consult with your tax planning professional before investing.

Because the Fund’s primary investment objective is long term capital appreciation, the Fund strongly recommends that you elect to reinvest dividends and capital gains.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional shares of the Fund unless a shareholder specifically “opts out” (elects not to reinvest in Shares). Shareholders may elect initially not to reinvest by indicating that choice on the Investor Certification attached to this prospectus as Appendix A. Thereafter, shareholders are free to change their election at any time by contacting DeGreen Capital Management through Ancora Capital, LLC, or through their broker or dealer, who will inform the Fund. Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (which is generally expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend, or limit at any time, the shareholders’ ability to reinvest distributions.

While the Fund does not give tax advice, automatic reinvestment of dividends and capital gains may result in taxable income to the shareholder in the year reinvested, but will generally increase the shareholder’s tax basis, and thus decrease the shareholder’s tax liability, when Shares are ultimately redeemed or sold. You should consult with your tax planning professional before investing.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that shareholders in a closed-end fund, such as the Fund, do not have the right to redeem their shares on a daily basis.

The Fund will not be listed on any stock exchange, and no market for the Shares will develop. In addition, with limited exceptions, Shares are not transferable. To provide liquidity, the Fund will make offers quarterly to repurchase a percentage of outstanding Shares, commencing January 2012. Shareholders will not have liquidity between these quarterly repurchase dates. Further, no redemption is permitted during a shareholder’s first 36 months as an investor in the Fund. See, Repurchase of Shares.

An investment in the Fund is suitable only for shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See, Risks — Limited Liquidity.

REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES

The Fund intends to make a repurchase offer quarterly, commencing January 2012, to repurchase a portion of its outstanding Shares from shareholders who request repurchases. Shares will normally be repurchased at the net asset value determined within 90 days after the repurchase offer ends, as described below.

No Right of Redemption or Transfer

No public market exists for Shares, and none will develop. As a result, liquidity will be provided to investors principally through quarterly repurchase offers. With very limited exceptions, Shares are not transferable.

Repurchases of Shares

To provide limited liquidity to shareholders, the Fund will make offers quarterly, commencing January 2012, to repurchase no more than 5.00% of its outstanding shares, at net asset value, in the Trustees’ discretion. Currently, the Fund expects to offer to repurchase 20% of its outstanding Shares each year beginning in 2012. The Fund currently intends to fund repurchase offers by using cash on hand, and, to the extent necessary, by liquidating portfolio securities or by borrowing to finance the repurchases. The Fund expects to make its first repurchase offer approximately three years after the Fund commences operations.

Restrictions and Exit Fees

Notwithstanding an offer to repurchase shares by the Fund, and to encourage shareholders to regard investment in the Fund as a long-term investment, shareholders who redeem shares within five years of their initial purchase

(not including additional purchases, or reinvested dividends and capital gains distributions) shall be subject to the following restrictions and exit fees:

A. No repurchase of shares are permitted within 36 calendar months of an investor’s initial purchase of shares in the Fund.

B. Shares repurchased within 37 to 60 months of an investor’s initial purchase of shares in the Fund shall be subject to an exit fee of 2% of the net asset value of the shares at repurchase.

In individual cases, and in the case of hardship or other extraordinary circumstances, the Fund may, in its sole discretion, waive part of all of these restrictions and exit fees.

If Share repurchase requests exceed the number of Shares in the Fund’s repurchase offer, the Fund may (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. See, Redemptions, Repurchases, and Transfers of Shares — Repurchase of Shares.

Because restrictions and fees apply during the first five years of a shareholder’s participation in the Fund; because the Fund currently intends to offer to annually repurchase no more than 20% of outstanding Shares after January 2012; and because if Share repurchase requests exceed the number of shares in the Fund’s quarterly repurchase offers, a shareholder’s investment in the fund may not become fully liquid, without penalty, for up to ten years, or potentially even longer if the Fund elects to repurchase fewer than 20% of Shares in any year.

Repurchases of Shares by the Fund that are not offset by additional sales of Shares will decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such Share repurchase transactions may reduce the Fund’s returns.

In addition, the Fund may repurchase all or a portion of a shareholder’s Shares if, among other reasons, the Trustees determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund. See, Redemptions, Repurchases, and Transfers of Shares — Repurchases of Shares. The Fund assumes no responsibility for tax consequences to individual shareholders incident to any such involuntary repurchase.

The Trustees may place such conditions and limitations on the repurchase offers as they deem prudent in their sole discretion, including, without limitation, any condition or limitation permitted under Rule 23c-3 under the Investment Company Act of 1940 applicable to publicly registered funds. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “repurchase request deadline”) will be generally on or about 20 days preceding the end of each calendar quarter, commencing January 2012, or, if the 20th day prior to the end of a calendar quarter is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of each calendar quarter (the “repurchase pricing date”), but shall occur no later than the 30th day after the repurchase request deadline (or the next business day, if the 30th day is not a business day). While the fund will pay redemptions within thirty days of the repurchase valuation date whenever reasonably possible, at the repurchase valuation date value, the Fund reserves the right to delay payment of redemptions by up to sixty days from the valuation date in the event market or other conditions prevent the efficient liquidation of positions sufficient to honor redemption requests. Repurchase offers may be suspended or postponed in the discretion of the Trustees, including, without limitation, for any reason permitted by Rule 23c-3 under the Investment Company Act. If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Prior to the commencement of a repurchase offer, the Fund will send a notification of the offer to shareholders. The notification will specify, among other things:

•	the percentage of Shares that the Fund is offering to repurchase;

•	the date on which a shareholder’s repurchase request is due;

•	the date that will be used to determine the Fund’s net asset value applicable to the Share repurchase;

•	the date by which shareholders will receive the proceeds from their Share sales; and

•	the net asset value of the Shares of the Fund no more than 10 business days prior to the date of the notification.

The Fund will send this notification between three and six weeks before each repurchase request deadline. However, and subject to the above requirements, the Fund may elect, at its sole discretion, to send to Shareholders one annual notice each year, outlining the quarterly schedule of, and deadlines for, repurchase offers during the coming year.

The repurchase request deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the due date, the shareholder will be unable to liquidate the Shares until the next quarterly period, and the shareholder will have to resubmit the request prior to the deadline for that quarter. Shareholders should advise the Fund or their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

The Trustees will, in the exercise of their duties and subject to applicable law, determine the repurchase offer amount based upon such considerations as market conditions and the Fund’s net asset value per share. There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the repurchase offer amount determined by the Trustees for each repurchase offer will set a maximum number of Shares that may be purchased by the Fund. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, repurchase additional Shares. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of proration within 90 days. The number of Shares each investor asked to have repurchased will be reduced by the same percentage. If any Shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next quarterly repurchase offer, and the shareholder’s repurchase request will not be given any priority over other shareholders’ requests at this time. Thus, there is a risk that the Fund may not purchase all of the Shares a shareholder wishes to sell in any given year. In anticipation of the possibility of prorating, some shareholders may tender more Shares than they wish to have repurchased in a particular year, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their Shares as they desire to sell.

All repurchase offer materials will be mailed to shareholders of record before commencement of the repurchase offer.

In addition, the Fund may repurchase all or a portion of a shareholder’s Shares if, among other reasons, the Board determines that continued ownership of such Shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

Determination of Repurchase Price

Repurchase prices are set at a price equal to the net asset value as of a specified date that occurs after the repurchase request deadline, which shall be specified in the notice. The Fund’s net asset value may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it also may change materially shortly after a repurchase request deadline and the repurchase pricing date. Such changes may be more pronounced and more rapid than with other funds because of the Fund’s investment objective and policies and the potential for an Incentive Fee. Payment for tendered Shares will be distributed no later than 60 days after the repurchase pricing date.

Net asset value is calculated monthly, or more often at the election of the Fund. The method by which the Fund calculates its net asset value is discussed below. See, Calculation of Net Asset Value. Additional risks are also discussed. See, Risks — Limited Liquidity. Shareholders who wish to obtain the net asset value per share during a repurchase period should contact the Fund’s Administrator, or their financial adviser.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund intends to accumulate or maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See, Risks — Leverage; Borrowing.

A shareholder who tenders his or her Shares for repurchase generally will have a taxable event. The Fund assumes no responsibility for a shareholder’s tax liabilities. You should consult with your tax planning professional before investing.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. However, payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the value of those securities, which in turn would reduce the Fund’s net asset value.

Conducting repurchase offers at other than fiscal year end may require the Fund to pay the Adviser a portion of its Incentive Fee accrued through the date of repurchase where, if such repurchase offer had not occurred, the Adviser might not have been eligible to receive an Incentive Fee for the entire fiscal year. Conversely, if at the time of a repurchase offer the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets paid to Shareholders with the result that the Adviser will be in a better position to eventually earn an Incentive Fee.

Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional Shares are not sold. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders. The Fund assumes no responsibility for a shareholder’s tax liabilities. You should consult with your tax planning professional before investing.

Redeeming Shares

You may redeem any amount of Shares by mail pursuant to the rules outlined above. See, Redemptions, Repurchases of Shares, and Transfers. However, the Board of Trustees of the Fund reserves the right to establish minimum redemption requirements. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. See, Signature Guarantees. The Fund’s procedure is to redeem shares at the next monthly NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales or redemption charge. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank or brokerage account. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions Payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the

Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

The Fund cannot accept requests that specify a certain date for redemption other than the redemption date, or which specify any other special conditions. Please contact the Fund’s transfer agent, Mutual Fund Services, at (440) 922-0066 for further information regarding redemptions.

If you redeem your shares through a securities dealer or investment professional, it is that person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and that person, not the Fund.

Redeeming Shares By Mail and By Wire.  For full instructions, please see the form entitled Request to Redeem Shares, attached as Appendix C (subject to completion).

By Telephone.  You may not redeem your Class A Shares by telephone.

CALCULATION OF NET ASSET VALUE

The Fund will compute its net asset value monthly in accordance with the procedures set forth below.

While the investments of all Fund shares are pooled, expenses for load bearing and load waived Fund shares differ. Therefore, the performance for these respective Fund shares will differ depending on the applicable fees and expenses.

First, NAV calculations are reported for each regional manager or investment by their respective independent custodians. The Fund does not do business with, and will not invest in, regional managers who do not provide periodic, independently audited, NAV statements.

Regional Managers or investments may report NAV daily, weekly, monthly or quarterly depending on the regional manager or investment.

Where a portion of the Fund’s assets are invested in publicly traded ETFs and other investments through brokerage accounts, those accounts report the NAV of each underlying investment daily.

The Fund and its Transfer Agent, Mutual Shareholder Services, and its Custodian, U.S. Bank, NA, each receive this information by fax and over secure internet links. Upon receipt, the Fund’s Transfer Agent will update and reconcile all data received. Fund shareholders may access their private account information, and aggregate monthly Fund performance information, through a secure internet link. Note that incoming funds only flow on an official month end closing. Also, any funds received after the monthly cut-off date will be held and applied to the subsequent month.

However, reported NAV calculations will include only the most recent NAV calculations available. Therefore, an NAV calculation for a shareholder’s account may include very recent NAV calculations from some regional managers or investments and from the Fund’s brokerage accounts, and more dated NAV calculations by others (until those are updated). The Fund will use the most recently reported NAV for investments or managers who do not report NAV daily. The Adviser may elect, at its sole discretion, to apply fair value accounting standards to value such investments. Note that valuations may be delayed based on the lag in valuation of the underlying private investments.

Third, while reconciliations occur monthly, the calculation of NAV is subject to independent annual audit by each regional manager’s or investment’s independent auditor, and by the Fund’s independent auditor. NAV may therefore be adjusted up or down upon audit.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the Trustee’s judgments regarding appropriate valuations prove incorrect. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund’s investments will also affect the amount of the Asset-Based Fee and Incentive Fee. See, Risks — Incentive Fee. All fair value determinations by the Adviser will subsequently be presented at the next meeting of the Board of Trustees.

The Fund’s expenses, including the Asset-Based Fee and the Incentive Fee and the costs of any borrowings are accrued monthly and taken into account for the purpose of determining net asset value. See, Risks — Incentive Fee.

TAXES

Certain foreign funds in which the Fund invests may be treated as Passive Foreign Investment Companies (“PFICs”). Treatment of a foreign investment as a PFIC may create adverse tax consequences for U.S. investors, and may, among other things, cause long-term capital gains to be taxed as ordinary income. However, an election by the Fund to be treated as a Qualified Electing Fund (QEF) generally negates the negative tax treatment of PFICs. However, QEF status requires the collection of certain information from foreign funds which cannot be assured. Moreover, the Fund makes no warranty, and issues no assurance, that it will obtain QEF status with respect to any investment. See, Statement of Additional Information — Tax Aspects.

The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code. As a RIC, the Fund, but not the shareholders, will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund’s investment income and net short-term capital gains are distributed to shareholders each year. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% tax on the undistributed amounts.

Dividends from net investment income and distributions from net short-term capital gain are taxable to shareholders as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long Fund shares have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares.

When you have your shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund does not intend to operate so as to be permitted to “pass-through” to its shareholders credit for foreign taxes, if any, payable by the Fund. Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund’s income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund’s income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder’s tax basis in the Fund’s shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

The Fund expects that each year the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax adviser concerning the effect income taxes may have on your individual investment.

It is not expected that you will be subject to the alternative minimum tax solely as a result of your investment in the Fund. Fund distributions may be subject to state and local taxes. Profits from foreign investments may be subject to unfavorable tax treatment. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

ADDITIONAL INFORMATION

Signature Guarantees.  To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; and (2) all requests to transfer the registration of Fund shares to another owner. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of Fund shares or if your address of record on the account has been changed within the last 30 days.

If required, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of Fund shares or dollar amount being redeemed. The Fund may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form.  Your order to buy Fund shares is in proper form when the completed and signed account application and subscription agreement including certification and check or wire payment is received. Your written request to sell or exchange Fund shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Market Declines.  The Fund will not close your account if it falls below the required minimum solely because of a market decline.

Frequent Purchases and Sales of Fund Shares.  Frequent purchases and redemptions of Fund shares may interfere with the efficient management of the Fund’s portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for illegal, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective Fund share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination.  Excessive trading can adversely impact the Fund’s performance and its shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the exchange privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the exchange privilege at any time.

How to Transfer Fund Shares.  If you wish to transfer Fund shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the Fund shares being transferred; (5) signature guarantees, See, Signature Guarantees; and (6) any additional documents which are required for transfers by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring Fund shares, please contact the Transfer Agent at DeGreen Emerging Market Managers Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147

Account Statements and Shareholder Reports.  Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semiannual report.

Shareholder Communications.  The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund toll-free at (888) 708-9110.

General.  The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions.  Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Because the Fund’s primary investment objective is long term capital appreciation, the Fund strongly recommends that you elect to reinvest dividends and capital gains.

Dividends and distributions will automatically be reinvested in the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in Fund. If the investment in the Fund is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes.  In general, the Fund’s distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Subject to the PFIC rules discussed above, which may cause certain long-term capital gains to be taxed as ordinary income (unless the Fund successfully elects to be treated as a QEF), any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your Fund shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you have your Fund shares repurchased by the Fund, you may have a capital gain or loss. The individual tax rate on any gain from the sale of your Fund shares depends on how long you have held your shares.

Fund distributions and gains from the sale of your Fund shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN); (2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

PLAN OF DISTRIBUTION

Fund Distributors

Safeguard Securities, Inc. will act as the Fund’s Distributor. Safeguard Securities will distribute the Fund, on a best efforts basis, to the retail financial services industry, such as financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals. Safeguard Securities will be compensated pursuant to the agreement attached to this registration statement as Exhibit 2(k)(5), to be filed by amendment. The Fund is not obligated to sell to Safeguard Securities any Fund shares that have not been placed with Qualified Investors.

Trades may be conducted at Safeguard Securities and cleared through Pershing, LLC.

The shareholder’s purchase amount will be deposited into an account at U.S. Bank and will be credited at the next monthly NAV calculation. Note that incoming funds only flow on an official month end closing. Also, any funds received after the monthly cut-off date will be held and applied to the subsequent month.

The Fund has agreed to indemnify Safeguard Securities, their affiliates, the Adviser, the Portfolio Manager, and certain other persons against certain liabilities, including liabilities under the Securities Act. However, the Fund will not be required to provide indemnification where it is determined that the liability resulted from the willful misconduct, bad faith or gross negligence of the person seeking indemnification, or from the reckless disregard of such person’s duties.

Ancora Partners, LLC, a minority owner of the Adviser, is also a minority owner of Safeguard Securities’ parent company. Safeguard Securities’ principal business address is One Chagrin Highlands, 2000 Auburn Drive, Suite 330, Cleveland, Ohio 44122.

Retail Distribution

Sales of the Fund’s shares will only be made to Qualified Investors who have completed and returned an Investor Certification Form (included as Appendix A to this prospectus) or registered as a Qualified Investor at the

Fund’s website (http://www.degreen.us), and whose investor Certification has been accepted, before a Closing Date. Generally, the stated minimum investment in the Fund is at least $50,000. The investment minimum may be waived in the Fund’s sole discretion. The Fund may vary the investment minimum from time to time. Shareholders may be charged a sales load of up to 5.75%, in accordance with the schedule below. As the schedule below indicates, if a sales load is charged, the amount of the sales load will depend on the amount invested by the shareholder. Generally, the more you invest in the Fund, the lower will be the sales load you pay.

The Fund will be offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer is entitled to receive a percentage of the sales charge you pay in order to purchase the Fund’s shares. Class A Shares are subject to a front-end sales charge of up to 5.75% which may be waived by the Fund for certain investors. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.

Class A Shares Front End Sales Charges

	Sales Charge as a	Sales Charge as a	Dealer Discount as a
Amount of Purchase	Percentage of	Percentage of Net	Percentage of
at the Public Offering Price	Offering Price	Amount Invested	Offering Price

$50,000 but less than $100,000	5.75%	6.10%	5.00%
$100,000 but less than $250,000	4.50%	4.71%	3.75%
$250,000 but less than $500,000	3.50%	3.63%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	1.00%	1.01%	1.00%

1.	The term “Offering Price” includes the front-end sales charge.

Fund shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. However, additional investments into A Shares after the initial investment are subject to a front-end sales charge. You may reduce your initial sales charges by using either the Right of Accumulation or the Statement of Intention, or by combining your investments with certain family members. Each of these is described below.

Remember:  You will be unable to redeem your Fund shares for the first 36 months from initial purchase, and you will be subject to a 2% redemption fee if you redeem your shares between the 36th and the 60th month from your initial purchase. If this fee is imposed it would raise the expenses of your Fund shares. The redemption fee is retained by, and reinvested in, the Fund to defray expenses for the benefit of shareholders, and to discourage short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. The redemption fee is computed based on the NAV of the Fund shares redeemed at the time of redemption.

Sales charge reductions and waivers.  To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund’s Transfer Agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund’s Transfer Agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund’s Transfer Agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund’s Transfer Agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund’s Statement of Additional Information for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation.  After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Remember that sales charges never apply to reinvested dividends or capital gains. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Fund shares that are still held in the Fund or that were sold subject to a redemption fee will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention.  A reduced sales charge on the Fund’s Class A Shares, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on Fund shares that are purchased.

Combine with family member.  You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an Individual named as the beneficiary thereof).

Waiver of Front-End Sales Charges

No Sales Charge shall apply to:

1. Reinvestment of dividends and capital gain distributions;

2. Individual investor(s), whether individually or through a self directed IRA or other qualified retirement plan, or through their deferred compensation plan, provided their initial investment is at least $100,000 per account; and provided further that the investor has elected not to purchase load bearing shares, whereby their investment adviser will be compensated pursuant to the above schedule entitled “Class A Shares Front End Sales Charges.”

3. Investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of those investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment advisor or financial planner on the books and records of the broker or agent; provided the aggregate amount invested by or through the investment advisor or financial planner is at least $1,000,000; and provided further that each account of their individual clients, or themselves, meets the minimum investment amount requirements of the above paragraph (2). The Fund will work with investment advisors and financial planners as they accumulate at least $1,000,000 in the Fund on a case-by-case basis. Please call the Fund at (888) 708-9110 for more information.

4. A “qualified institutional buyer” as that term is defined under Rule 144A of the Securities Act of 1933, that invests at least $1,000,000 into the Fund, including, but not limited to, investment companies registered under the Investment Company Act, insurance companies, business development companies registered under the Investment Company Act, and small business investment companies;

5. Institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and “rabbi trusts”;

6. The purchase of Fund shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and redemptions made through a broker-dealer; and

7. Purchases of Fund shares made by current or former directors, officers, employees, or agents of the Fund, Adviser or Distributor, and by members of their immediate families, and employees (including immediate family members) or a broker-dealer distributing Fund shares.

Additional information regarding the waiver of sales charges may be obtained by calling the Fund toll-free at (888) 708-9110. All account information is subject to acceptance and verification by the Fund’s distributor. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts that you, your spouse, or your children maintain with the Fund.

GENERAL INFORMATION

The Fund is a Delaware statutory trust. The Fund was formed in April of 2008 and has no operating history. The Fund’s address is 8401 Chagrin Road, Suite 17, Chagrin Falls, Ohio 44023

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

APPENDIX A: Investor Certification Form

SIGNATURE REQUIRED

ONLY COMPLETE THIS CERTIFICATE IF YOU HAVE RECEIVED A DEGREEN EMERGING MARKET MANAGERS FUND PROSPECTUS AND IF YOU WISH TO INVEST IN THE FUND. Please promptly return completed, executed Investor Certification either to Mutual Shareholder Services , 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147. Generally, this Investor Certification must be received by the 24th of the month to invest in the Fund’s next monthly closing.18

DEGREEN EMERGING MARKET MANAGERS FUND INVESTOR CERTIFICATE

This certificate relates to DeGreen Emerging Market Managers Fund (the “Fund”) and is provided to you with respect to your potential investment in the Fund.

By signing below, I hereby certify that I am:

[  ] a natural person, who either individually or together with my spouse has a net worth19 in excess of $1.5 million (the “Net Worth Requirement”);

[  ] an irrevocable trust that meets the Net Worth Requirement;

[  ] a revocable trust where each grantor of the trust (or husband and wife collectively) meets the Net Worth Requirement;

[  ] an employee benefit plan (a “Plan”) that meets the Net Worth Requirement;

[  ] a participant-directed Plan where the person making the investment meets the Net Worth Requirement;

[  ] a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; OR

[  ] an entity referred to in the paragraph immediately above, not formed for the specific purpose of investing in the Fund, where each equity owner meets the Net Worth Requirement.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the shareholder qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of my investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund’s incentive fee and limited provisions for transferability and withdrawal and have carefully read and understand the “Management of the Fund — Incentive Fee” and “Redemptions, Repurchases, and Transfers of Shares” provisions in the prospectus.

By signing below, I certify that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, including income tax regulations (the “Code”)) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 30 days of the date that I become a foreign person or entity. I further certify

18 Please note that potential investors may also register as a Qualified Investor online at www.degreen.us.
19 As used herein, “net worth” means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining “net worth,” the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

By signing below, I hereby certify that if I am a Plan, an IRA or another benefit plan investor (a “Benefit Plan”), I have consulted counsel as necessary concerning the propriety of making an investment in the Fund and its appropriateness under ERISA and the Code, and the fiduciary executing this certification on behalf of the Benefit Plan (the “Fiduciary”), which for an IRA is the individual that established the IRA, represents and warrants that: A) the Fiduciary has considered the following items and has determined that an investment is consistent with the Fiduciary’s responsibilities under ERISA: i) the Fiduciary’s investment standards under ERISA in the context of the Benefit Plan’s particular circumstances; ii) the permissibility of an investment under the documents governing the Benefit Plan and the Fiduciary; and iii) the risks associated with an investment and the fact that the undersigned will be unable to redeem the investment except as set forth in the prospectus; and B) the Fiduciary: i) is solely responsible for the decision to invest; ii) is independent of the Fund, DeGreen Capital Management, LLC, the Trustees, or any of their affiliates, (collectively, the “Affiliates”); iii) is qualified to make such investment decisions; and iv) in making such decisions, has not relied as the primary basis for its decision to invest in the Fund on any advice or recommendation of the Affiliates.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and I agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect.

DIVIDEND REINVESTMENT

I understand that if I do not check the following box, dividends and capital gains distributions for my account will be automatically reinvested in Shares of the Fund. Remember: The Fund strongly encourages you to reinvest dividends and capital gains into the Fund by not checking the following box.

☐ I do not wish to have dividends and capital gains distributions reinvested in Shares of the Fund (all dividends and capital gains distributions will be paid in cash)

ELECTRONIC DELIVERY

☐ By checking this box, I hereby consent to have all future Fund-related documents delivered to me electronically to the following e-mail address:

Your consent will apply to ALL Fund-related documents. In giving your consent, please note that many of the documents will contain confidential information that is specific to your personal financial matters. Regardless of the delivery method you select, the Fund will take reasonable precautions to ensure the integrity, confidentiality and security of the documents, but will not be liable for any interception. If you consent to electronic delivery, each document will be delivered to you by sending you an e-mail that contains a copy of the document. The Fund will use the e-mail address that is in its records. Your initial consent noted above will take effect immediately and will remain in effect as long as you maintain an investment in the Fund or until you notify the Fund of a change. You may revoke your consent to receive electronic delivery of documents or update your address at any time by notifying the Fund. If you revoke your consent to receive electronic delivery, the Fund will begin to send paper copies of documents within 30 days of receiving your notice. The Fund does not impose any additional charge for electronic delivery.

☐ Please check this box if this is an additional investment in the Fund.

Account Number: ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	SIGNATURE REQUIRED	Shareholder Signature:

Date:

SSN/Tax ID Number ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐		Print Shareholder Name:

Shareholder Address:		Joint Tenant Signature:
(If joint tenants, both must sign.)

Print Name of Joint Tenant:

Print Advisory Firm Name:

Advisory Firm Telephone #:

APPENDIX B: Application Instructions (subject to completion)
APPENDIX C: Request to Redeem Shares (subject to completion)

STATEMENT OF ADDITIONAL INFORMATION

DeGreen Emerging Market Managers Fund
8401 Chagrin Road, Suite 17
Chagrin Falls, Ohio 44023
(888) 708-9110

November 4, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of DeGreen Emerging Market Managers Fund (the “Fund”), dated November 4, 2008. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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GENERAL INFORMATION AND HISTORY

The Fund is a Delaware statutory trust. The Fund was formed in April of 2008 and has no operating history. However, many, but not all, of the funds in which the Fund intends to invest do have operating histories.

ADDITIONAL INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund seeks superior returns through investing in securities in emerging and other global markets by investing in funds established by regional money managers that meet performance, allocation and third-party independent custodial, administrative and auditing requirements that may from time to time be established by the Fund.

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting shares of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting shares of the Fund” means the vote, at a scheduled or special meeting of shareholders duly called, (a) of 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy; or (b) of more than 50% of the outstanding Fund shares, whichever is the less. The Fund has adopted a fundamental policy for its interval fund structure.

The Fund may not:

•	Borrow money, except to the extent permitted by the Investment Company Act, as amended. Currently, the Investment Company Act limits borrowing to no more than 33.3% of the value of the Fund’s total assets.

•	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act. Currently, the Investment Company Act limits the issuance of a class of senior securities that is indebtedness to no more than 33.3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the Investment Company Act.

•	Participate on a joint or a joint and several basis in any securities trading account.

•	Invest in companies for the purpose of exercising control.

•	Purchase or sell real estate and real estate mortgage loans.

•	Underwrite the securities of other issuers.

While not intended, it is for example possible that at any given time more than 25% of the Fund’s investments may be allocated to a specific manager, region/location, industry or sector; or may be allocated to a specific industry or sector by the individual funds, or by the managers of such funds in the aggregate, through whom the Fund will invest.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this SAI, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The types of securities or investment techniques that may be employed by the Fund in accordance with the Investment Company Act, which may give rise to senior securities within the meaning of the Investment Company

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Act (among other reasons, to the extent they are not “covered” or assets are not “segregated” in respect of the portion, within the meaning of the Investment Company Act) include: short sales, certain options, futures, and forward and swap contracts.

The Fund’s investment objective is fundamental and may not be changed without the vote of a majority of the outstanding Fund shares.

Certain Portfolio Securities and Other Operating Policies

Foreign Securities

The Fund is primarily is “fund of funds.” As such, the Fund will invest in emerging market funds sponsored by regional money managers or in the U.S. Such investments are generally less liquid than investments held by many United States mutual funds. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus. See, Risks.

While the Fund intends to invest in funds that invest primarily in publicly traded securities, the Fund may also purchase shares of funds that purchase restricted, untraded or otherwise illiquid securities. While the Fund intends to invest globally in accordance with proprietary allocation formulas, its allocation to managers, countries, regions industries or sectors is not limited in any way. While not intended, it is for example possible that at any given time more than 25% of the Fund’s investments may be allocated to a specific manager, region/location, industry or sector; or may be allocated to a specific industry or sector by the individual funds, or by the managers of such funds in the aggregate, through whom the Fund will invest.

Markets in which the Fund may invest include, but are not limited to: Asia including Mainland China and Hong Kong; India; the MENA (Middle East and North Africa) Region; Eastern and Central Europe; Russia; and Central and South America including Brazil. While the Fund may select money managers in each of these regions or others, it is not obligated to invest in such regions/locations, or to invest through managers located or headquartered in the specific regions/locations in which the Fund chooses to invest. The Fund is under no requirement to remain invested in any particular region/location, or through any manager, nor is the Fund’s allocation among particular regions fixed. Additionally, the Adviser may invest in additional regions or add other investment strategies at its discretion. There can be no assurances that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment program may be substantially similar to other client accounts that may in the future be managed by the Fund’s Adviser, DeGreen Capital Management, LLC (the “Adviser”).

The Fund may, but is not required to, attempt to hedge against foreign currency risks, and it may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s investment objective, such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s investment portfolio. The Fund also may engage in currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund’s losses on securities denominated in a currency other than U.S. dollars, but it also may reduce the potential gain on the securities depending on changes in the currency’s value relative to the U.S. dollar. There can be no assurance that the Fund will engage in these strategies or that these strategies will be successful. See, Additional Investment Policies — Certain Portfolio Securities and Other Operating Policies — Special Investment Techniques.

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Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund does not intend to invest in money market instruments in pursuit of capital appreciation.

Exchange-Traded Funds

The Portfolio Manager, Mr. DeGreen, may purchase exchange traded funds, including, but not limited to, the exchange traded funds of emerging market indices, as an alternative to, or in addition to, investing through regional emerging market managers or other investments. Therefore, shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Fund Act that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units”. Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

Special Investment Techniques

The Fund may, at its sole discretion, use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities, for cash management and for non-hedging purposes to pursue the Fund’s investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities. To the extent necessary to comply with SEC staff positions, the Fund will segregate liquid assets in respect of its derivative positions.

Derivatives

The Fund is authorized, but does not presently intend to, and is not required to, use financial instruments, known as derivatives, to attempt to hedge portfolio risk, for cash management and for non-hedging purposes. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset.

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The Fund is authorized, but does not presently intend to, and is not required to, buy or sell put or call options on securities or indexes of securities. The Fund’s options strategies could include the purchase of puts and the simultaneous writing of calls having different strike prices to place a “collar” on a portion of the Fund’s asset value. The Fund may buy or sell these options if they are traded on options exchanges or in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

The Fund is authorized, but does not presently intend to, and is not required to, attempt to hedge against foreign currency risks, and may enter into forward currency exchange contracts for hedging purposes and non-hedging purposes to pursue its investment objective. There can be no assurances that the Fund will engage in such strategies or that these strategies will be successful. The Adviser will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities and, from time to time, may enter into forward currency exchange contracts (agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date) or currency exchange swaps (agreements to exchange the right to make or receive payments in specified currencies). These transactions may help reduce the Fund’s losses on securities denominated in a currency other than U.S. dollars, but may also reduce the potential gain on the securities depending on changes in the currency’s value relative to the U.S. dollar.

Options

The Fund may engage in options transactions. The Fund also may invest in so-called “synthetic” options (which generally are privately negotiated options that are exclusively cash-settled) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. It is the position of the SEC staff that over-the-counter options and the securities used to cover them are illiquid. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

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Warrants

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Swap Agreements

The Fund may enter into interest rate, equity, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional shareholders for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

The Fund may purchase cash-settled options on swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms and may be considered to be illiquid.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ cash collateral. Interest earned may offset, and thus reduce, Fund expenses. Loans of portfolio securities may not exceed 33.3% of the value of the Fund’s total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund does not intend to lend portfolio securities in pursuit of capital appreciation.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund intends to commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the

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creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Borrowing; Using Leverage

The Fund is authorized to, but does not presently intend to, and is not required to, borrow money for investment purposes and to meet repurchase requests. The use of borrowings involves a high degree of risk. See, Risks — Leverage; Borrowing.

Defensive Measures

The Fund, from time to time, may take temporary defensive positions in cash, high quality fixed-income securities, money market instruments, and money market mutual funds (the investment in which could result in additional fees being paid by the Fund), that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, political, economic, or other conditions. This could prevent the Fund from achieving its investment objective. Although the Fund intends to invest in specific regions as described in the prospectus, the Fund may purchase securities of companies worldwide.

Other Investments

The Fund may invest in other securities and instruments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent that such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES

The Fund intends to make an offer each quarter, commencing January 2012 to repurchase a portion of its outstanding Fund shares from shareholders who request repurchases. Fund shares will normally be repurchased at the net asset value determined within 90 days after the repurchase offer ends, as described below.

No Right of Redemption or Transfer

No public market exists for Fund shares, and none will develop. As a result, liquidity will be provided to investors principally through monthly repurchase offers. With very limited exceptions, Fund shares are not transferable.

Repurchases of Fund shares

To provide limited liquidity to shareholders, the Fund will make offers quarterly, commencing January 2012, to repurchase no more than 5.00% of its outstanding shares, at net asset value, in the Trustees’ discretion. Currently, the Fund expects to offer to repurchase 20% of its outstanding Shares each year beginning in 2012. The Fund currently intends to finance repurchase offers by using cash on hand, and, to the extent necessary, by liquidating portfolio securities or by borrowing. The Fund expects to make its first repurchase offer approximately three years after the Fund commences operations.

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Restrictions and Exit Fees

However, notwithstanding an offer to repurchase shares by the Fund, and to encourage shareholders to regard investment in the Fund as a long-term investment, shareholders who redeem Fund shares within five years of their initial purchase (not including additional purchases, or reinvested dividends and capital gains distributions) shall be subject to the following restrictions and exit fees:

A. No repurchase of Fund shares are permitted within 36 calendar months of an investor’s initial purchase of shares in the Fund.

B. Fund shares repurchased within 37 to 60 months of an investor’s initial purchase of shares in the Fund shall be subject to an exit fee of 2% of the net asset value of the Fund shares at repurchase.

In individual cases, and in the case of hardship or other extraordinary circumstances, the Fund may, in its sole discretion, waive part of all of these restrictions and exit fees.

If Fund share repurchase requests exceed the number of shares in the Fund’s repurchase offer, the Fund may (i) repurchase the tendered Fund shares on a pro rata basis or (ii) increase the number of Fund shares to be repurchased by up to 2% of the Fund’s outstanding shares. As a result, tendering shareholders may not have all of their tendered shares repurchased by the Fund. See, Redemptions, Repurchases, and Transfers of Shares — Repurchase of Shares.

Because restrictions and fees apply during the first five years of a shareholder’s participation in the Fund; because the Fund currently intends to offer to repurchase no more than 20% of outstanding Fund shares after January 2012; and because if Fund share repurchase requests exceed the number of shares in the Fund’s quarterly repurchase offers, a shareholder’s investment in the fund may not become fully liquid, without penalty, for up to ten years, or potentially even longer if the Fund elects to repurchase fewer than 20% of Fund shares in any year.

Repurchases of shares by the Fund that are not offset by additional sales of shares will decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such Fund share repurchase transactions may reduce the Fund’s returns.

In addition, the Fund may repurchase all or a portion of a shareholder’s Fund shares if, among other reasons, the Trustees determines that continued ownership of such Fund shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund. See, Redemptions, Repurchases, and Transfers of Shares — Repurchases of Shares. The Fund assumes no responsibility for tax consequences to individual shareholders incident to any such involuntary repurchase.

The Trustees may place such conditions and limitations on the repurchase offers as they deem prudent in their sole discretion, including, without limitation, any condition or limitation permitted under Rule 23c-3 under the Investment Company Act of 1940 applicable to publicly registered funds. The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the “repurchase request deadline”) will be generally on or about 20 days preceding the end of each calendar quarter, commencing January 2012, or, if the 20th day prior to the end of a calendar quarter is not a business day, on the next business day. The date on which the repurchase price for Shares is to be determined will be generally the last day of each calendar quarter (the “repurchase pricing date”), but shall occur no later than the 30th day after the repurchase request deadline (or the next business day, if the 30th day is not a business day). While the Fund will pay redemptions within thirty days of the repurchase valuation date whenever reasonably possible, at the repurchase valuation date value, the Fund reserves the right to delay payment of redemptions by up to sixty days from the valuation date in the event market or other conditions prevent the efficient liquidation of positions sufficient to honor redemption requests.

Repurchase offers may be suspended or postponed in the discretion of the Trustees, including, without limitation, for any reason permitted by Rule 23c-3 under the Investment Company Act. If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

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Prior to the commencement of a repurchase offer, the Fund will send notification to shareholders. The notification will specify, among other things:

•	The percentage of Shares that the Fund is offering to repurchase;

•	The date on which a shareholder’s repurchase request is due;

•	The date that will be used to determine the Fund’s net asset value applicable to the Fund share repurchase;

•	The date by which shareholders will receive the proceeds from their Fund share sales; and

•	The net asset value of the Fund shares no more than ten business days prior to the date of the notification.

The Fund will send this notification between three and six weeks before each repurchase request deadline. However, and subject to the above requirements, the Fund may elect, at its sole discretion, to send to Shareholders one annual notice each year, outlining the quarterly schedule of, and deadlines for, repurchase offers during the coming year.

The repurchase request deadline will be strictly observed. If a shareholder fails to submit a shareholder’s repurchase request in good order by the due date, the shareholder will be unable to liquidate the Fund shares until the next quarterly period, and the shareholder will have to resubmit the request at that time. Shareholders should advise the Fund or their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

The Trustees will, in the exercise of their duties and subject to applicable law, determine the repurchase offer amount based upon such considerations as market conditions and the Fund’s net asset value per share. There is no minimum number of Fund shares that must be tendered before the Fund will honor repurchase requests. However, the repurchase offer amount determined by the Trustees for each repurchase offer will set a maximum number of Fund shares that may be purchased by the Fund. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, repurchase additional Fund shares. If the Fund determines not to repurchase additional Fund shares beyond the repurchase offer amount, or if shareholders tender an amount of Fund shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Fund shares tendered on a pro rata basis.

If prorating is necessary, the Fund will send a notice of proration. The number of Fund shares each investor asked to have repurchased will be reduced by the same percentage. If any Fund shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next quarterly repurchase offer, and the shareholder’s repurchase request will not be given any priority over other shareholders’ requests at that time. Thus, there is a risk that the Fund may not purchase all of the Fund shares a shareholder wishes to sell in any given period. In anticipation of the possibility of prorating, some shareholders may tender more Fund shares than they wish to have repurchased in a particular period, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their Fund shares as they desire to sell.

All repurchase offer materials will be mailed to shareholders of record before commencement of the repurchase offer.

In addition, the Fund may repurchase all or a portion of a shareholder’s Fund shares if, among other reasons, the Trustees determine that continued ownership of such Fund shares by the shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

Determination of Repurchase Price

Repurchase prices are set at a price equal to the net asset value of the Fund as of a specified date that occurs after the repurchase request deadline, which shall be specified in the notice. The Fund’s net asset value may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it also may change materially shortly after a repurchase request deadline and the repurchase pricing date. Such changes may be more pronounced and more rapid than with other funds because of the Fund’s investment objective and policies and the potential for Incentive Fees. Payment for tendered Fund shares will be distributed no later than 60 days after the repurchase pricing date.

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Net asset value per share is calculated monthly, or more often at the election of the Fund. The method by which the Fund calculates its net asset value and additional risks are discussed in the prospectus. See, Calculation of Net Asset Value and Risks — Limited Liquidity. Shareholders who wish to obtain the net asset value during a repurchase period should contact the Fund’s Administrator or their financial adviser.

Impact of Repurchase Policy

From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund intends to accumulate or maintain liquid assets at least equal to the percentage of its Fund shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See, Risks — Leverage; Borrowing.

A shareholder who tenders his or her Fund shares for repurchase generally will have a taxable event. The Fund assumes no responsibility for a shareholder’s tax liabilities. You should consult with your tax planning professional before investing.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. However, payment for repurchased Fund shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Fund shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Fund shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund may hold a larger proportion of its total assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the value of those securities, which in turn would reduce the Fund’s net asset value.

Conducting repurchase offers at other than fiscal year end may require the Fund to pay the Adviser a portion of its Incentive Fee accrued through the date of repurchase where, if such repurchase offer had not occurred, the Adviser might not have been eligible to receive an Incentive Fee for the entire fiscal year. Conversely, if at the time of a repurchase offer the Fund has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets paid to Shareholders with the result that the Adviser will be in a better position to eventually earn an Incentive Fee. Repurchase of the Fund’s shares will tend to reduce the amount of outstanding Fund shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional Fund shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders. The Fund assumes no responsibility for a shareholder’s tax liabilities. You should consult with your tax planning professional before investing.

Redeeming Shares

You may redeem your Fund shares in any amount by mail pursuant to the rules outlined in the prospectus. See, Redemptions, Repurchases of Shares, and Transfers. You may redeem any amount of Fund shares. However, the Board of Trustees of the Fund reserves the right to establish minimum redemption requirements. For your protection, the Transfer Agent will not redeem your Fund shares until it has received all the information and documents necessary for your request to be considered in proper order See, Signature Guarantees. The Fund’s procedure is to redeem Fund shares at the net asset value next determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales or redemption charge. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank or brokerage account. During unusual market conditions, the Fund may suspend redemptions or

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postpone the payment of redemption proceeds, to the extent permitted under the federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account permitting the Fund to verify the identity of the person redeeming the Fund shares and to eliminate the need for backup withholding.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please contact Mutual Fund Services, the Fund’s transfer agent at (440) 922-0066 for further information regarding redemptions.

If you redeem your shares through a securities dealer or investment professional, it is that person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and that person, not the Fund.

Redeeming Shares By Mail and By Wire.  For full instructions, please see the form entitled Request to Redeem Shares, attached to the prospectus as Appendix C (subject to completion).

By Telephone.  You may not redeem your Class A Shares by telephone.

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MANAGEMENT

Board of Trustees

The Board of Trustees has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee, and to establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees exercise the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Three of the Trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The identity of the Trustees and brief biographical information regarding each Trustee is set forth below.

				Other
				Trusteeships/
	Term of	Principal	Number of	Directorships
	Office and	Occupation(s)	Portfolios in Fund	Held by Trustee
Name, Age, Address and	Length of Time	During	Complex Overseen	Outside of Fund
Position(s) with Fund	Served	Past 5 Years	by Trustee(1)	Complex

INDEPENDENT TRUSTEES
Anne P. Ogan (61) The Proper Analysis 3201 Enterprise Pkwy #320 Cleveland, OH 44122 Trustee	Term: Indefinite Length: Since Inception	Principal, The Proper Analysis Corporation, a registered investment adviser.	1	Director, The Ancora Trust
Herb W. Morgan (42) Efficient Market Advisors, LLC 1125 Camino Del Mar Suite H Del Mar, CA 92014 Trustee	Term: Indefinite Length: Since Inception	Chief Investment Officer Efficient Market Advisors, LLC; Senior Vice President of Advisory at Linsco/Private Ledger Financial Services, Inc.	1	None
Bradley A. Zucker (35) Ancora Group of Companies 2000 Auburn Drive Suite 300 Beachwood, OH 44122 Trustee	Term: Indefinite Length: Since November 4, 2008	CFO, Ancora Group of Companies Secretary, Ancora Trust	1	None
Randall Okane (49) 8551 Tanglewood Trail, Chagrin Falls, OH 44023 Trustee	Term: Indefinite Length: Since Inception	Entrepreneur; Founder — Technology Imaging Services, Inc.; RadQual, LLC; Medovation, LLC. Website developer.	1	None
INTERESTED TRUSTEE(2)
Keith P. DeGreen (59) DeGreen Capital Management, LLC 8401 Chagrin Road, Suite 17 Chagrin Falls, OH 44023 Trustee and President	Term: Indefinite Length: Since Inception	Chief Executive Officer of DeGreen Capital Management, LLC; President of DeGreen Wealth Management of Scottsdale, Arizona	1	None

(1)	The Fund does not include any other Funds.

(2)	Keith P. DeGreen is an interested Trustee by virtue of his role as the Chief Executive Officer of DeGreen Capital Management, LLC, the Fund’s Investment Adviser.

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Aggregate Dollar Range of Equity
	Dollar Range of Equity	Securities in All Registered Investment
	Securities in the	Companies Overseen by Director in
Name of Director	Registrant	Family of Investment Companies.

Keith P. DeGreen	$50,000 - $100,000	N/A
Bradley A. Zucker	N/A	N/A
Anne P. Ogan	N/A	N/A
Herb W. Morgan	N/A	N/A
Randall OKane	N/A	N/A

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon written notice to the other Trustees, the Principal Executive Officer or the Secretary. Such resignation shall be effective upon such delivery, or at a later date according to the terms of the written notice. A Trustee may be removed with or without cause, by a two-thirds vote of the remaining Trustees, or by vote or written consent of the holders of at least two-thirds of the Fund shares then entitled to vote in an election of such Trustee. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund.

The only standing committee of the Board is the Audit Committee. The current members of the Audit Committee are Anne P. Ogan, Herb W. Morgan, and Randall Okane, Independent Trustees of the Fund. Mr. Okane is currently the Chair of the Audit Committee. The function of the Audit Committee, pursuant to its adopted written charter, is to: (1) make recommendations to the Trustees concerning the engagement of the Fund’s independent public accountants; (2) review, with the Trustees and the Fund’s auditor, the plans for and scope of the audit procedures to be utilized in connection with the Fund’s annual audit and the results of audit; (3) approve all professional services provided to the Fund by the Fund’s auditors; (4) review the adequacy and effectiveness of the Fund’s internal accounting controls; and (5) perform any other duties and functions now or hereafter required by any organization under which the Fund’s securities may be listed.

Compensation

		Total Compensation
	Aggregate	from the Fund and
	Compensation from	Fund Complex Paid
Name and Position with Fund	the Fund*	to Trustee*

Anne P. Ogan Trustee	$600	$600
Herb W. Morgan Trustee	$600	$600
Bradley A. Zucker Trustee	$300	$300
Randall Okane Trustee	$600	$600
Keith P. DeGreen Trustee and President	$2	$2

*	Estimated for the year ending December 31, 2008.

The Trustees are compensated by the Fund pursuant to the following fee schedule:

•	Disinterested Trustees: $300 per scheduled meeting plus reasonable expenses at the discretion of the Trustees.

•	Interested Trustees: $1 per scheduled meeting.

•	No remuneration for ad hoc meetings, including, but not limited to: email meetings and conference calls.

The Trustees do not receive any pension or retirement benefits from the Fund.

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CODE OF ETHICS

The Fund and Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act that permit covered personnel, subject to the code, to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The code is available on the EDGAR database on the SEC’s website at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The Code of Ethics is attached to this registration statement as Exhibit 2(r), to be filed by amendment.

PROXY VOTING POLICIES AND PROCEDURES

SEC-registered advisers that have the authority to vote proxies are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, the Fund will invest in securities that do not generally entitle individual investors to voting rights in the portfolio companies. When investors do have voting rights, the Fund will delegate the exercise of such rights to the Adviser, to whom the Trustees have delegated the authority to develop policies and procedures relating to proxy voting. The Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, the Adviser will take into account the interests of the Fund and its investors as well as any potential conflicts of interest. When the Adviser identifies a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Trustees for a final decision. If the Adviser determines that such conflict prevents the Adviser from determining how to vote on the proxy proposal in the Fund’s best interest, the Adviser shall either: (1) vote in accordance with a predetermined specific policy to the extent that the Adviser’s policies and procedures include a pre-determined voting policy for such proposal; or (2) disclose the conflict to the Trustees and obtain the Trustees’ consent prior to voting on such proposal.

The Adviser will keep a written record of how all such proxies are voted. The Adviser will retain records of: (1) its proxy voting policies and procedures; (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR Database in lieu thereof); (3) all votes cast on behalf of investors; (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information; and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how the Adviser voted the proxies received by the Fund is available: (1) without charge, on request, by calling the Fund at (888) 708-9110; or (2) by visiting the SEC’s website at http://www.sec.gov and accessing each Fund’s Form N-PX.

INVESTMENT ADVISORY SERVICES; ADMINISTRATION SERVICES

The Adviser

The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Trustees, pursuant to an Investment Advisory Agreement entered into between the Fund and the Adviser (the “Investment Advisory Agreement”).

The Adviser, DeGreen Capital Management, LLC (“DCM”), is an Ohio limited liability company, established April 7, 2008. The Keith DeGreen Sole and Separate Property Trust, exclusively controlled by Mr. DeGreen, is the majority owner of DCM. Ancora Partners, LLC is a minority owner of DCM.

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The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Mr. DeGreen is Portfolio Manager for the Fund, and is responsible for the day-to-day management of the Fund’s investment portfolio.

The offices of the Adviser are located at 8401 Chagrin Road, Suite 17, Chagrin Falls, OH 44023, and its telephone number is (440) 708-9110. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the Investment Company Act at 8401 Chagrin Road, Suite 17, Chagrin Falls, OH 44023.

Pursuant to the Investment Advisory Agreement attached to this registration as Exhibit 2(g), the Adviser is responsible, subject to the supervision of the Trustees, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was initially approved by the then sitting Trustees who are not “interested persons” (as defined by the Investment Company Act) of the Fund or the Adviser at a meeting held in person on August 21, 2008. The Investment Advisory Agreement is terminable without penalty, on 60 days prior written notice by the Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Advisory Agreement has an initial term that expires two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not “interested persons” of the Fund or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the Investment Company Act).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

The Investment Advisory Agreement is effective for an initial term expiring two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Trustees. The Trustees or shareholders, if a majority of those representing outstanding securities so decide, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser. However, if the Fund terminates the Investment Advisory Agreement with DeGreen Capital Management, the Fund will liquidate its holdings, distribute proceeds ratably to the investors, and cease operations.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 2%. In addition, the Adviser receives an Incentive Fee as detailed in both the Investment Advisory Agreement and the prospectus. See, Annual Operating Expenses — Annual Incentive Fee. A copy of the Investment Advisory Agreement is available upon request.

Portfolio Management

Keith DeGreen, J.D., is Portfolio Manager for the Fund. He is responsible for the day to day selection and management of the Fund’s investment portfolio.

Mr. DeGreen is the founder and Board Chairman of DeGreen Emerging Market Managers Fund, and the founder and Chief Executive Office of DeGreen Capital Management, LLC.

Mr. DeGreen, either personally or through affiliates, will at all times own shares in the Fund representing a personal investment of not less than $1,000,000.

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Previously, Mr. DeGreen co-founded and was the President of DeGreen Wealth Management of Scottsdale, Arizona. DeGreen Wealth Management was sold in November 2006 with approximately $640,000,000 under management.

As President of DeGreen Wealth Management, Mr. DeGreen supervised the selection of all investments and the development and implementation of all portfolios within the firm. Investments included both domestic and international stocks, bonds, mutual funds, ETFs, and option strategies. During his tenure at DeGreen Wealth Management, Mr. DeGreen maintained several securities licenses, including the Series 24, securities supervisor, held by AIG Financial Advisors.

Mr. DeGreen is the author of the book, Emerging Market Investing: How and why you absolutely positively should invest NOW!, available at www.Amazon.com. He has travelled extensively to emerging markets around the globe.

Mr. DeGreen was the Republican Candidate for the U.S. Senate in Arizona in 1988. He was a candidate for Governor there in 2005 until he withdrew due to an illness in the family. He, his wife, Lynn, and their two youngest sons relocated to Mr. DeGreen’s boyhood hometown, Chagrin Falls Ohio, in October, 2007.

From 1989 until 2007 Mr. DeGreen hosted The Keith DeGreen Personal Finance Show on NewsTalk 550, KFYI — Arizona’s largest talk radio station. From 2004 to 2005 he also hosted, Arizona Issues, a television program, on KAZ-TV, in Phoenix, Arizona.

From 1990 until 1996 Mr. DeGreen worked as a financial planner and registered representative with The Acacia Group and Calvert Securities. He was consistently their top producer in the nation. Mr. DeGreen maintained the Certified Financial Planner, CFP® designation for twenty years from 1987 until leaving the retail end of the financial services industry in 2007.

From 1978 until 1990 Mr. DeGreen spoke professionally on personal finance and investment topics to companies and trade associations throughout the United States and in several foreign countries. During that time he authored several personal finance study programs including the WealthBuilder$® Home Study Course.

Mr. DeGreen received his law degree from the University of Cincinnati School of Law in 1975. He received his bachelors degree in Political Science, with honors, from Miami University of Ohio in 1972.

Mr. DeGreen served with the U.S. Marines in Vietnam from 1969 to 1970 and was awarded the Purple Heart. He was honorably discharged at the rank of Sergeant, E-5.

Mr. DeGreen is compensated for his services directly by the Adviser. Mr. DeGreen intends to purchase the first $100,000 worth of Fund shares, and will maintain a personal investment in the fund of $1,000,000 by investing an additional $900,000 into the fund within 90 days after the Fund is authorized to conduct business.

Fund Administrator

DeGreen Capital Management, LLC (“DCM”) will act as the Fund’s Administrator pursuant to the agreement attached to this registration statement as Exhibit 2(k)(2), to be filed by amendment. Questions about the Fund, or DCM’s services to the Fund may be directed to: DeGreen Emerging Market Managers Fund, c/o DeGreen Capital Management, LLC, 8401 Chagrin Road, Suite 17, Chagrin Falls, OH 44023. DCM has entered into an agreement with Ancora Capital, LLC, 2000 Auburn Drive, Suite 300, Beachwood, Ohio 44122, to provide administrative services for the Fund.

Transfer Agent and Fund Accountant

Mutual Shareholder Services, LLC (“MSS”) will act as the Fund’s Transfer Agent and Accountant, pursuant to the agreements attached to this registration statement as Exhibits 2(k)(1) and (3), to be filed by amendment. Questions about the Fund, or MSS’ services to the Fund may be directed to: DeGreen Emerging Market Managers Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147.

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Cash Custodian

U.S. Bank, NA, will act as the Fund’s Cash Custodian pursuant to the agreement attached to this registration statement as Exhibit 2(j), to be filed by amendment. U.S. Bank, NA’s principal business address is: U.S. Bank, NA, 777 E. Wisconsin Ave, Milwaukee, WI 53202.

Fund Distributor

Safeguard Securities, Inc. will act as the Fund’s Distributor pursuant to the agreement attached to this registration statement as Exhibit 2(k)(5), to be filed by amendment. Safeguard Securities’ principal business address is: One Chagrin Highlands, 2000 Auburn Drive, Suite 330, Cleveland, Ohio 44122.

Fund Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd. (“Cohen”) will act as the Fund’s independent registered public accounting firm. Cohen is engaged by, and answers directly to, the Audit Committee. Questions regarding Cohen’s services or the role of the independent registered public accounting firm may be directed to the Fund or to Cohen at: Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, Ohio, 44145.

TAX ASPECTS

The Fund intends to qualify and elect to be treated as a regulated investment company (a “RIC”) under the Code. As a RIC, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund’s investment income and net short-term capital gains are distributed to shareholders each year. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% tax on the undistributed amounts.

Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long Fund shares have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares.

When you sell Fund shares or have Fund shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your Fund shares for more than one year, or as a short-term capital gain or loss if you held your Fund shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the Fund shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

The Fund does not intend to operate so as to be permitted to “pass-through” to its shareholders credit for foreign taxes, if any, payable by the Fund. Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund’s income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund’s income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder’s tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

The Fund expects that each year the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax adviser concerning the effect income taxes may have on your individual investment.

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It is not expected that you will be subject to the alternative minimum tax solely as a result of your investment in the Fund. Fund distributions may be subject to state and local taxes. Profits from foreign investments may be subject to unfavorable tax treatment. The Fund assumes no responsibility for a shareholder’s tax liabilities. You should consult with your tax planning professional before investing.

Passive Foreign Investment Companies:  Given the Fund’s Investment Objective and Strategies, it is possible, although not currently intended, that the Fund may indirectly invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (i) at least 75% of its gross income for the taxable year is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to U.S. federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the Fund incurring the foregoing tax and interest obligation, it would be required to include in income each year the Fund’s pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if the Fund did not in fact receive those earnings and gain from the QEF. However, the Fund will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide the Fund with information it needs to comply with its tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year, provided the PFIC stock is “marketable” as defined under the PFIC rules. “Marking-to-market”, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to this election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of that PFIC stock as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in the fund’s income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The Fund will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent the Funds actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is “marketable”, and therefore this election may not be available with respect to an investment in a PFIC.

BROKERAGE

The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio securities ordinarily will be purchased through brokers on securities exchanges or directly from the issuer or from an underwriter or market maker for the securities. Purchases of portfolio instruments through brokers involve a commission to the broker. Purchases of portfolio securities from dealers serving as market makers include the spread between the bid and the asked price. In placing portfolio transactions, the Adviser and its affiliates may take into account a variety of factors, including the following: the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Adviser’s other selection criteria. Research services furnished by brokers may include: written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services; and discussions with research personnel. The Adviser is authorized to pay higher prices for the purchase of securities from, or accept

18

lower prices for the sale of securities to, brokerage firms that provide the Adviser with such investment and research information or to pay higher commissions to such firms if the Adviser determines such prices or commissions are reasonable in relation to the overall services provided. Research services provided by broker-dealers used by the Fund may be utilized by the Adviser or its affiliates in connection with its investment services for other accounts and, likewise, research services provided by broker-dealers used for transactions of other accounts may be utilized by the Adviser or its affiliates in performing services for the Fund. Since commission rates in the United States are negotiable, selecting brokers on the basis of considerations that are not limited to applicable commission rates may at times result in higher transaction costs than would otherwise be obtainable.

The Adviser will have the option to use “soft dollars” generated by the Fund to pay for certain types of these research and brokerage services, provided, that such services fall within the safe harbor provided by Section 28(e) of the United States Securities Exchange Act of 1934, as amended, to investment managers who use soft dollars generated by their advised accounts to obtain investment research and brokerage services that provide lawful and appropriate assistance to the Adviser in the performance of investment decision-making responsibilities. The term “soft dollars” refers to the receipt by an investment manager of products and services provided by brokers without any cash payment by the investment manager, based on the volume of revenues generated from brokerage commissions for transactions executed for clients of the investment manager. The products and services available from brokers that fall within the safe harbor include both internally generated items (such as research reports prepared by employees of the broker) as well as items acquired by the broker from third parties (such as software that provides analyses of securities portfolios).

The availability of these benefits may influence the Adviser to select one broker rather than another to perform services for the Fund. Nevertheless, the Adviser will seek to attempt to assure either that the fees and costs for services provided to the Fund by brokers offering these benefits are not materially greater than services that would be performed by equally capable brokers not offering such services or that the Fund also will benefit from the services.

In addition, the use of brokerage commissions to obtain investment research services and to pay for the administrative costs and expenses of the Adviser may create a conflict of interest between the Adviser and the Fund, because the Fund will pay for such products and services that are not exclusively for the benefit of the Fund and that may be primarily or exclusively for the benefit of the Adviser. To the extent that the Adviser is able to acquire these products and services without expending its own resources (including management fees paid by the Fund), the Adviser’s use of “soft dollars” would tend to increase the Adviser’s profitability. In addition, the availability of these non monetary benefits may influence the Adviser to select one broker rather than another to perform services for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm of the Fund. Its principal business address is 800 Westpoint Pkwy., Suite 1100, Westlake, Ohio, 44145.

Brennan, Manna & Diamond, LLC acts as legal counsel to the Fund. Its principal business address is 75 East Market Street, Akron, Ohio, 44308.

CUSTODIAN

U.S. Bank, NA (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is U.S. Bank, NA, 777 E. Wisconsin Ave, Milwaukee, WI 53202.

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PART C — OTHER INFORMATION

Item 26.	Financial Statements and Exhibits

1.  Financial Statements

Part A  Not Applicable

Part B  Not Applicable

2.  Exhibits

a	.	(1) Certificate of Trust
(2) Agreement and Declaration of Trust
(3) Amended and Restated Agreement and Declaration of Trust
(4) Certificate of Amendment
b	.	(1) By-Laws
(2) Amended By-Laws
c	.	Not Applicable
d	.	Not Applicable
e	.	Not Applicable
f	.	Not Applicable
g	.	Investment Advisory Agreement
h	.	Not Applicable
i	.	Not Applicable
j	.	Custody Agreement (to be filed by amendment)
k		(1) Accounting Servicing Agreement (to be filed by amendment)
(2) Administration Servicing Agreement (to be filed by amendment)
(3) Transfer Agent Servicing Agreement (to be filed by amendment)
(4) Investor Certification Form (included as Appendix A to the prospectus)
(5) Distributor Agreement (to be filed by amendment)
l	.	Opinion and Consent of Brennan, Manna & Diamond, LLC
m	.	Not Applicable
n	.	Not Applicable
o	.	Not Applicable
p	.	Purchase Agreement for Initial Capital (to be filed by amendment)
q	.	Not Applicable
r	.	DeGreen Emerging Market Managers Fund Code of Ethics (to be filed by amendment)

Item 26.	Marketing Arrangements:

Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution:

Not Applicable.

Item 28.	Persons Controlled by or Under Common Control with Registrant:

None.

Item 29.	Number of Holders of Securities as of November 4, 2008:

Title of Class	Number of Recordholders

Shares of Beneficial Interest	0

Item 30.	Indemnification

Reference is made to Section 5.5 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), to be filed as Exhibit (A)(3) hereto, and to Paragraph 8 of the Registrant’s Investment Advisory Agreement (“Investment Advisory Agreement”), to be filed as Exhibit (G) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act, as amended (the “Investment Company Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No.   ), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

Mutual Shareholder Services, the Fund’s Accountant and Transfer Agent, maintains certain required accounting related and financial books and records of the Registrant at Ancora Capital, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147.

Item 33.	Management Services:

Not Applicable.

Item 34.	Undertakings

I. The Registrant undertakes to suspend the offering of Fund shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II. The Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended (the “1933 Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

III.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

IV. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

V. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

VI. The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chagrin Falls, State of Ohio, on the 4th day of November, 2008.

DeGreen Emerging Market Managers Fund

By:	/s/ Keith P. DeGreen
Keith P. DeGreen
Authorized Person

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 4, 2008.

Name	Title

/s/ Keith P. DeGreen Keith P. DeGreen	Trustee and President

/s/ Anne P. Ogan Anne P. Ogan	Trustee

/s/ Herb W. Morgan Herb W. Morgan	Trustee

/s/ Randall Okane Randall Okane	Trustee

/s/ Bradley A. Zucker Bradley A. Zucker	Trustee